                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-74216
                         POST-EFFECTIVE AMENDMENT NO. 28

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-3270
                                AMENDMENT NO. 29

                      DAVIS TAX-FREE HIGH INCOME FUND, INC.

                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                (1-505-820-3000)

   Agents For Service:       Thomas D. Tays, Esq.
                             Davis Selected Advisers, L.P.
                             2949 East Elvira Road, Suite 101
                             Tucson, Arizona 85706
                             1-505-820-3055

                                     -or-

                           Sheldon R. Stein, Esq.
                           D'Ancona & Pflaum
                           111 East Wacker Drive
                           Suite 2800
                           Chicago IL 60601-4205
                           (1-312-602-2014)

   It is proposed that this filing will become effective:
                      Immediately upon filing pursuant to paragraph (b)
           ---------
               X      On _January_21, 2000, pursuant to paragraph (b) _____
           ---------
                      60 days after filing pursuant to paragraph (a)(1)
           ---------
                      On ________, pursuant to paragraph (a) of Rule 485
           ---------
                      75 days after filing pursuant to paragraph (a)(2)
           ---------
                      On___________, pursuant to paragraph (a)(2) of Rule 485
           ---------

   Title of Securities being Registered:  Common Stock of:
                                          ---------------

                         DAVIS TAX-FREE HIGH INCOME FUND



                                    FORM N-1A
                         DAVIS TAX-FREE HIGH INCOME FUND
                           AN AUTHORIZED PORTFOLIO OF
                      DAVIS TAX-FREE HIGH INCOME FUND, INC.
                   CLASS A, CLASS B CLASS C AND CLASS Y SHARES

                 POST-EFFECTIVE AMENDMENT NO. 28 TO REGISTRATION
             STATEMENT NO. 2-74216 UNDER THE SECURITIES ACT OF 1933
              AND AMENDMENT NO. 29 UNDER THE INVESTMENT COMPANY ACT
                 OF 1940 TO REGISTRATION STATEMENT NO. 811-3270.

                              CROSS REFERENCE SHEET
                              ---------------------
   N-1A
   ITEM NO.       PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS ABC SHARES
   --------       -------------------------------------------------------------
       1         Front and Back Cover pages
       2           Overview of the Fund:
                      Investment Objective and  Strategy
                      Determining if this Fund is Right for You
                      Principal Risks
                      Past Performance
       3           Overview of the Fund:  Fees and Expenses of the Fund
       4           How We Manage the Fund
       5           1999 Annual Report
       6.          Who is Responsible for Your Davis Account
       7.          Once You Invest in the Fund
                   How to Open an Account
                   How to Buy, Sell and Exchange Shares
       8           How to Choose a Share Class
       9           Overview of the Fund: Financial Highlights

   N-1A
   ITEM NO.     PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS Y SHARES
   --------     -----------------------------------------------------------
       1       Front and Back Cover pages
       2         Overview of the Fund:
                    Investment Objective and  Strategy
                    Determining if this Fund is Right for You
                    Principal Risks
                    Past Performance
       3         Overview of the Fund:  Fees and Expenses of the Fund
       4         How We Manage the Fund
       5         1999 Annual Report
       6         Who is Responsible for Your Davis Account
       7         Once You Invest in the Fund
                 How to Open an Account
                 How to Buy, Sell and Exchange Shares
       8         Not Applicable
       9         Overview of the Fund: Financial Highlights

   N-1A
   ITEM NO.                    PART B CAPTION OR PLACEMENT:
   --------                    ----------------------------
                               STATEMENT OF ADDITIONAL INFORMATION
                               -----------------------------------
       10                      Cover Page
       11                      Organization of the Company
       12                      Portfolio Securities
                               Other Investment Practices
                               Investment Restrictions
       13                      Directors and Officers
                               Directors Compensation Table
       14                      Certain Shareholders of  the Fund
       15                      Investment Advisory Services
                               Distribution of Company Shares
                               Other Important Service Providers
       16                      Portfolio Transactions
       17                      Organization of the Company
       18                      Purchase of Shares
                               Special Services
                               Exchange of Shares
                               Redemption of Shares
       19                      Federal Income Taxes
       20                      Distribution of Company Shares
       21                      Performance Data
       22                      1999 Annual Report

DAVIS TAX-FREE HIGH INCOME FUND

Prospectus and Application Form

Class A Shares
Class B Shares
Class C Shares

January 21, 2000



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 25 Years of Reliable Investing

                                TABLE OF CONTENTS

Overview of the Fund
         Investment Objective and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in the Davis Funds

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS TAX-FREE HIGH INCOME FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Tax-Free High Income Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. Municipal obligations are debt securities, such as municipal bonds and municipal notes, issued by state and local governments or their agencies or instrumentalities. Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes.

The Fund's Adviser and Sub-Adviser are committed to fundamental research. We search for tax-exempt securities which offer yields which fully compensate for the risk of owning the securities. We often buy high yield, high-risk tax-exempt securities because we think the potential earnings justify holding a security that is not investment grade.

You can find more detailed information about the types of securities that the Fund buys in the section called HOW WE MANAGE THE FUND.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o You are looking for current income that is exempt from federal income taxes.
o You are looking for a fixed-income investment in tax-exempt securities as part of your asset allocation plan to balance your stock portfolio.
o  You are investing for the long-term (three years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o Your current tax situation does not allow you to benefit from tax-exempt income.
o You are looking for an appropriate investment for a tax-sheltered investment such as a qualified retirement plan.
o You are not comfortable investing in high yield, high risk tax-exempt securities.
o  You are subject to the alternative minimum tax.
o  You are investing for the short-term (less than three years).


PRINCIPAL RISKS

If you buy shares of Davis Tax-Free High Income Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o INTEREST RATE SENSITIVITY. Most tax-exempt securities pay a fixed rate of interest and if market rates of interest increase, the market value of the tax-exempt securities usually declines.

o CHANGES IN DEBT RATING. If a rating agency gives a tax-exempt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a tax-exempt security may be unable to make its interest and principal payments. The Fund may invest up to 100% of its assets in high yield, high risk tax-exempt securities. High yield, high risk securities may involve greater credit risks which are discussed in the section entitled HOW WE MANAGE THE FUND.

o LEGISLATIVE RISK. The special tax status of tax-exempt securities may be undermined or changed by future federal or state legislation.

An investment in Davis Tax-Free High Income Fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.


PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Tax-Free High Income Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and ten years compare to those of the Lehman Brothers 10-year Municipal Bond Index, a widely recognized unmanaged index of municipal bond performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                        DAVIS TAX-FREE HIGH INCOME FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                      (As of December 31st of Each Year)
                                CLASS B SHARES

1990                2.81%
1991               11.73%
1992                8.45%
1993                8.32%
1994                2.18%
1995                7.97%
1996                5.54%
1997                6.95%
1998                3.85%
1999               (2.85)%

During the period shown above, the highest quarterly return was 3.35% for the second quarter of 1991, and the worst quarterly return was (1.25)% for the fourth quarter of 1999.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.


                        DAVIS TAX-FREE HIGH INCOME FUND
                         AVERAGE ANNUAL TOTAL RETURNS
                  (For the Periods Ending December 31, 1999)

------------------------------------------ --------------------- ------------------ ------------------- -----------------
                                               PAST 1 YEAR         PAST 5 YEARS       PAST 10 YEARS      LIFE OF CLASS
------------------------------------------ --------------------- ------------------ ------------------- -----------------
CLASS A SHARES*                                  (6.69)%               4.00%                NA               4.22%
(SINCE 12/1/94)
------------------------------------------ --------------------- ------------------ ------------------- -----------------
LEHMAN BROTHERS 10-YEAR REVENUE BOND
INDEX                                            (0.73)%               7.21%                NA               7.62%
------------------------------------------ --------------------- ------------------ ------------------- -----------------
CLASS B SHARES*                                  (6.56)%               3.90%              5.42%              6.30%
(SINCE 3/21/85)
------------------------------------------ --------------------- ------------------ ------------------- -----------------
LEHMAN BROTHERS 10-YEAR REVENUE BOND
INDEX                                            (0.73)%               7.21%              7.21%                NA
------------------------------------------ --------------------- ------------------ ------------------- -----------------
CLASS C SHARES*                                  (3.81)%                NA                  NA               1.55%
(SINCE 8/18/97)
------------------------------------------ --------------------- ------------------ ------------------- -----------------
LEHMAN BROTHERS 10-YEAR REVENUE BOND
INDEX                                            (0.73)%                NA                  NA              4.17%**
------------------------------------------ --------------------- ------------------ ------------------- -----------------

*Figures reflect sales charges.
**Lehman Brothers as of August 31, 1997.


You can obtain Davis Tax-Free High Income Fund's most recent 30-day SEC Yield and Tax-Equivalent Yield (calculated at a 39.60% marginal tax rate) by calling us toll-free at 1-800-279-0279, during business hours, 7 a.m. to 4 p.m. Mountain Time.


FEES AND EXPENSES OF THE FUND

                             FEES YOU MAY PAY AS A
                  DAVIS TAX-FREE HIGH INCOME FUND SHAREHOLDER
                     (Paid Directly From Your Investment)

--------------------------------------------------------------- ----------------- ---------------- -----------------
                                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------- ----------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          4.75%             None             None
percentage of offering price)
--------------------------------------------------------------- ----------------- ---------------- -----------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions     0.75%             4.00%            1.00%
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
--------------------------------------------------------------- ----------------- ---------------- -----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None              None             None
--------------------------------------------------------------- ----------------- ---------------- -----------------
Exchange Fee                                                    None              None             None
--------------------------------------------------------------- ----------------- ---------------- -----------------

                                          ANNUAL FUND OPERATING EXPENSES
                                     FOR FISCAL YEAR ENDING SEPTEMBER 30, 1999
                                         (Deducted From the Fund's Assets)

--------------------------------------------------------------- ----------------- ---------------- -----------------
                                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------- ----------------- ---------------- -----------------
Management Fees                                                 0.62%             0.62%            0.62%
--------------------------------------------------------------- ----------------- ---------------- -----------------
Distribution (12b-1) Fees                                       0.25%             1.00%            1.00%
--------------------------------------------------------------- ----------------- ---------------- -----------------
Other Expenses                                                  0.19%             0.20%            0.21%
--------------------------------------------------------------- ----------------- ---------------- -----------------
Total Annual Operating Expenses                                 1.06%             1.82%            1.83%
--------------------------------------------------------------- ----------------- ---------------- -----------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5.00% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------- ------------------ --------------------- ------------------- ------------------
IF YOU SELL YOUR SHARES IN...        1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS A SHARES                        $578                 $796                $1,032             $1,708
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS B SHARES                        $585                 $873                $1,185             $1,844*
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS C SHARES                        $286                 $576                $  990             $2,148
------------------------------- ------------------ --------------------- ------------------- ------------------

------------------------------- ------------------ --------------------- ------------------- ------------------
IF YOU STILL HOLD YOUR SHARES        1 YEAR              3 YEARS              5 YEARS            10 YEARS
AFTER...
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS A SHARES                        $578                 $796                $1,032             $1,708
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS B SHARES                        $185                 $573                $  985             $1,844*
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS C SHARES                        $186                 $576                $  990             $2,148
------------------------------- ------------------ --------------------- ------------------- ------------------

*Class B shares expenses for the 10-year period includes 2 years of Class A shares expenses, since Class B shares automatically convert to Class A shares after 8 years.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Tax-Free High Income Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for the fiscal year 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Another firm audited the information for the previous fiscal years.

                        DAVIS TAX-FREE HIGH INCOME FUND
                                CLASS A SHARES

                                                                                                 DECEMBER 1, 1994
                                                                                                 (INCEPTION OF
                                                              YEAR ENDED SEPTEMBER 30,            CLASS) THROUGH
                                                     -------------------------------------------- SEPTEMBER 30,
                                                       1999          1998       1997         1996       1995
                                                       ----          ----       ----         ----       ----
Net Asset Value, Beginning
   of Period....................................     $  9.19       $   9.22    $ 9.15      $  9.19     $ 8.90
                                                     -------       --------    ------      -------     ------

Income (Loss) from Investment Operations
----------------------------------------
   Net Investment Income........................        0.47           0.54      0.57         0.61       0.40
   Net Realized and Unrealized Gains (Losses)...       (0.52)          0.04      0.11        (0.05)      0.30
                                                     -------       --------   -------      -------     ------
         Total from Investment Operations.....         (0.05)          0.58      0.68         0.56       0.70
                                                     -------       --------   -------      -------     ------

Dividends and Distributions
---------------------------
   Net Investment Income........................       (0.47)         (0.54)    (0.59)       (0.54)     (0.40)

   Distribution from Realized Gains.............        -             (0.05)    (0.02)       (0.06)     (0.01)
   Dividends in Excess of Net Investment
       Income...................................       (0.01)         (0.02)      -           -           -
                                                     -------       --------    ------      -------     ------
         Total Dividends and Distributions......       (0.48)         (0.61)    (0.61)       (0.60)     (0.41)
                                                     -------       --------    ------      -------     ------

Net Asset Value, End of Period..................      $ 8.66       $   9.19    $ 9.22      $  9.15     $ 9.19
                                                     =======       ========    ======      =======     ======

Total Return(1).................................       (0.61)%         6.53%     7.66%        6.33%      7.93%
---------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted)..............................    $174,441       $243,878   $92,020      $44,828    $45,461
   Ratio of Expenses to
     Average Net Assets.........................        1.06%          1.04%     1.26%(2)     1.36%      1.43%*
   Ratio of Net Investment Income to
     Average Net Assets.........................        5.30%          5.37%     6.60%        6.64%      5.95%*

   Portfolio Turnover Rate(3)...................       73.45%        126.28%   112.71%      106.55%    127.80%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of class), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for September 30, 1997. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

                        DAVIS TAX-FREE HIGH INCOME FUND
                                CLASS B SHARES

                                                                       YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------
                                                     1999        1998       1997        1996       1995
                                                     ----        ----       ----        ----       ----
Net Asset Value, Beginning
   of Period...................................    $  9.16     $  9.19    $  9.12      $ 9.17   $   9.09
                                                   -------     -------    -------      ------   --------

Income (Loss) from Investment Operations
----------------------------------------
   Net Investment Income.......................       0.41        0.49       0.53        0.54       0.48
   Net Realized and Unrealized Gains (Losses)..      (0.53)       0.02       0.08       (0.05)      0.10
                                                   -------     -------   --------      ------   --------
       Total from Investment
         Operations............................      (0.12)       0.51       0.61        0.49       0.58
                                                   -------     -------   --------      ------   --------

Dividends and Distributions
---------------------------
   Net Investment Income.......................      (0.41)      (0.48)     (0.52)      (0.48)     (0.48)
   Distribution from Realized  Gains...........        -         (0.05)     (0.02)      (0.06)     (0.01)
   Dividends in Excess of Net Investment
      Income...................................        -   (4)   (0.01)       -           -        (0.01)
                                                   -------     -------    -------      ------   --------
       Total Dividends and Distributions.......      (0.41)      (0.54)     (0.54)      (0.54)     (0.50)
                                                   -------     -------    -------      ------   --------

Net Asset Value, End of Period.................    $  8.63     $  9.16    $  9.19      $ 9.12   $   9.17
                                                   =======     =======    =======      ======   ========

Total Return(1)................................      (1.39)%      5.74%      6.89%       5.51%      6.64%
---------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted).............................   $228,440    $255,300   $132,934    $109,488   $126,727
   Ratio of Expenses to
     Average Net Assets........................       1.82%       1.80%(2)   2.02%       2.10%      2.14%
   Ratio of Net Investment Income
     to Average Net Assets.....................       4.54%       4.62%      5.87%       5.89%      5.37%
   Portfolio Turnover Rate(3)..................      73.45%     126.28%    112.71%     106.55%    127.80%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.79% for September 30, 1998. Prior to 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

                        DAVIS TAX-FREE HIGH INCOME FUND
                                CLASS C SHARES

                                                                                            AUGUST 18, 1997
                                                                                              (INCEPTION
                                                                                                OF CLASS)
                                                         YEAR ENDED SEPTEMBER 30,                THROUGH
                                                        -------------------------            SEPTEMBER 30,
                                                         1999                1998                  1997
                                                        -----                ----                  ----
Net Asset Value, Beginning
   of Period......................................      $ 9.22              $ 9.25              $  9.20
                                                        ------              ------              -------

Income (Loss) from Investment Operations
----------------------------------------
   Net Investment Income..........................        0.42                0.49                 0.04
   Net Realized and Unrealized Gains (Losses).....       (0.54)               0.03                 0.03
                                                        ------              ------              -------
       Total from Investment Operations...........       (0.12)               0.52                 0.07
                                                        ------              ------              -------

Dividends and Distributions
---------------------------
   Net Investment Income..........................       (0.41)              (0.48)               (0.02)
   Distribution from Realized Gains...............          -                (0.05)                 -
   Dividends in Excess of Net Investment Income...          -  (4)           (0.02)                 -
                                                        ------              ------              -------
       Total Dividends and Distributions..........       (0.41)              (0.55)               (0.02)
                                                        ------              ------              -------

Net Asset Value, End of Period....................      $ 8.69              $ 9.22              $  9.25
                                                        ======              ======              =======

Total Return(1)...................................       (1.34)%              5.74%                0.77%
---------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted)................................     $41,642             $36,594               $2,430
   Ratio of Expenses to
     Average Net Assets...........................        1.83%               1.77%(2)             2.03%*
   Ratio of Net Investment Income to
     Average Net Assets...........................        4.53%               4.65%                5.85%*

   Portfolio Turnover Rate(3).....................       73.45%             126.28%              112.71%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of class), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day for the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.76% for September 30, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Tax-Free High Income Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers"
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
o  Provides investment advice for Davis Tax-Free High Income Fund's portfolio.
o  Manages the Fund's business affairs.
o  Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year September 30, 1999 (based on average net assets): 0.62%.

INVESTMENT SUB-ADVISERS

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY"
609 Fifth Avenue
New York, NY 10017
o Performs investment management and research services for Davis Tax-Free High Income Fund and other institutional clients.
o  Wholly owned subsidiary of Davis Selected Advisers.
o  Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

STAMPER CAPITAL & INVESTMENTS, INC.
Referred to throughout this prospectus as "Stamper Capital"
1011-A 41st Avenue
Santa Cruz, CA 95062
o  Manages Davis Tax-Free High Income Fund's day-to-day investment operations.
o  Annual Fee:  Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" PO Box 8406
Boston, MA 02266-8406
o  Prices Davis Tax-Free High Income Fund daily.
o  Holds share certificates and other assets of  the Fund.
o  Maintains records of shareholders.
o  Issues and cancels share certificates.
o  Supervises the payment of dividends.

BOARD OF DIRECTORS

The Fund's Board of Directors has general supervisory responsibilities of the Davis Funds. The Board monitors and supervises the performance of the investment adviser, sub-advisers and other service providers, monitors the Davis Funds' business and investment activities, and determines whether or not to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o  Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER

SHELBY M.C. DAVIS
Responsibilities:
o  Senior Research Adviser of Davis Selected Advisers.
o  Founder of Davis Selected Advisers.
o  Founder of the Davis Funds.

Other Experience:
o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.
o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGER

B. CLARK STAMPER
Responsibilities:
Portfolio Manager of Davis Tax-Free High Income Fund since June 1990.

Other Experience:
o Portfolio Manager of Davis Intermediate Investment Grade Bond Fund (formerly Davis High Income Fund) from June 1990 until October 1998.
o Served as Portfolio Manager of Davis Government Bond Fund from June 1990 until April 1995.
o Served as Portfolio Manager of Selected Capital Preservation Trust's U.S. Government Income Fund from May 1993 until April 1995.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Tax-Free High Income Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. The Fund pursues this objective by investing primarily in tax-exempt securities issued by state and local government entities, the most common form being municipal bonds. During normal market conditions, at least 80% of the Fund's assets are invested in tax-exempt securities. The Fund may invest up to 100% of its assets in high yield, high risk tax-exempt securities. For additional information on taxes, please see ONCE YOU INVEST IN THE DAVIS FUNDS.


TAX-EXEMPT SECURITIES

WHAT THEY ARE. Tax-exempt securities are issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands and Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income earned from owning tax-exempt securities. Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes.

Tax-exempt securities include:

o General obligation bonds which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

o Revenue bonds which are payable from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source, but not for the general taxing power;

o Lease obligations backed by a municipality's covenant to budget for the payments due under the lease obligation; and

o Industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities.


HIGH YIELD, HIGH RISK TAX-EXEMPT SECURITIES

Up to 100% of the Fund's total assets may be invested in high yield, high risk tax-exempt securities.

Many tax-exempt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and economic prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Ratings assigned by credit agencies do not evaluate market risk.

Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment grade debt.

HOW WE PICK THEM. The Fund will invest in a tax-exempt security when our analysis indicates that the security offers a yield that fully compensates for its risk. The Fund often buys high yield, high risk tax-exempt securities because we think the potential earnings justify holding a security that is not investment grade. Our research focuses upon factors effecting the credit-worthiness of the issuing municipality, including the economic vitality of the region, and the collateral and revenues supporting the tax-exempt security.

WHY WE BUY THEM. We buy tax-exempt securities to earn current income free from federal income taxes.

RISKS. Factors that influence the value of tax-exempt securities are primarily interest rate sensitivity, changes in debt rating, credit risk, and legislative risk:

o INTEREST RATE SENSITIVITY. Most tax-exempt securities pay a fixed rate of interest and if market rates of interest increase, the market value of the tax-exempt securities usually decline.

o CHANGES IN DEBT RATING. If a rating agency gives a tax-exempt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a tax-exempt security may be unable to make its payments. The Fund may invest up to 100% of its assets in high yield, high risk tax-exempt securities. High yield, high risk tax-exempt securities may involve greater credit risks which are discussed below.

o LEGISLATIVE RISK. The special tax status of tax-exempt securities may be undermined or changed by future federal or state legislation.

High yield, high risk tax-exempt securities present greater credit risk than do investment grade tax-exempt securities. High yield, high risk tax-exempt securities are subject to these four additional risks:

o OVERBURDENED ISSUERS. Many issuers only resort to offering high yield, high risk tax-exempt securities when they cannot issue investment grade securities. These issuers are unlikely to have a cushion from which to make their payments when their revenues (from taxes or other sources) are poor or when the economy in general is in decline.

o PRIORITY. Issuers of high yield, high risk tax-exempt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high yield, high risk tax-exempt securities; and an issuer must be current on its senior obligations before it can pay lower-ranking obligations. In addition, some of the other debt may be secured by the issuer's primary assets. If the issuer defaults on those other debts, the lenders may seize their collateral--possibly forcing the issuer into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want high yield, high risk tax-exempt securities, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high yield, high risk tax-exempt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of high yield, high risk tax-exempt securities may decline more than prices of investment grade securities.


OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which the Fund may invest, and investment strategies which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

Davis Tax-Free High Income Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. The Fund also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of tax-exempt securities, we may reduce our risk by investing in short-term securities until market conditions improve. Many short-term investments do not earn interest free from federal income tax, and such investments will not contribute to the Fund's investment objective of earning current income free from federal income taxes.


RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk. Davis Tax-Free High Income Fund has a risk level we characterize as "medium to low."

------------------------------------------------------------- ---------- -------- -------- -------- ---------
DAVIS FUNDS                                                                 MED              MED
                                                                  LOW       LOW      MED     HIGH      HIGH
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GROWTH OPPORTUNITY FUND                                                                      o
------------------------------------------------------------- ---------- -------- -------- -------- ---------

     DAVIS INTERNATIONAL TOTAL RETURN FUND                                                              o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS FINANCIAL FUND                                                                     o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS REAL ESTATE FUND                                                                   o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS NEW YORK VENTURE FUND                                                              o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GROWTH & INCOME FUND                                                       o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS CONVERTIBLE SECURITIES FUND                                                o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                           o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS TAX-FREE HIGH INCOME FUND                                         o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GOVERNMENT BOND FUND                                    o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GOVERNMENT MONEY MARKET FUND                            o
------------------------------------------------------------- ---------- -------- -------- -------- ---------


For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis Tax-Free High Income Fund employs four strategies to minimize the risk assumed when we invest in high yield, high risk tax-exempt securities.


                    FOUR STRATEGIES WE USE TO MINIMIZE RISK

1. DIVERSIFICATION. We diversify our investments among various regions of the country, various issuers, and various types and grades of securities.

2. CREDIT ANALYSIS. We conduct a thorough credit analysis of an issuer before buying its securities.

3. CURRENT RESEARCH. We monitor and endeavor to anticipate relevant changes and trends in the economy and financial markets.

4. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis Tax-Free High Income Fund may take temporary defensive positions in response to adverse market, economic or political conditions.


ONCE YOU INVEST IN THE DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.


HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Tax-Free High Income Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all the Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Tax-Free High Income Fund:

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at an amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.


HOW WE PAY EARNINGS

There are three ways you can receive payments from Davis Tax-Free High Income
Fund:

o TAX-EXEMPT DIVIDENDS. Distributions to shareholders of net tax-exempt income.

o TAXABLE DIVIDENDS. Distributions to shareholders of net taxable income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis Tax-Free High Income Fund usually pays monthly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, Davis Tax-Free High Income Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Tax Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Tax-Free High Income Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

Your federal income tax treatment will vary depending on the type of distribution you receive from the Fund.

1. NOT SUBJECT TO TAX. Generally, your dividends will not be subject to federal income tax if they come from interest that the Fund earns from tax-exempt securities.

2. ORDINARY INCOME. If the Fund distributes net interest income derived from sources other than tax-exempt securities, or distributes short-term capital gains, those amounts will be taxable to you as ordinary income.

3. CAPITAL GAINS. Net long-term capital gain distributions, if any, will be taxable to you as long-term capital gains, regardless of how long you have owned your Fund shares. More information is provided in the instructions that come with your tax return.

4. ALTERNATIVE MINIMUM TAX. If the Fund invests in certain "private activity bonds" (which are bonds to finance privately-owned facilities that serve a public purpose), the interest on those bonds will be exempt from federal income tax, but will constitute a "tax preference item" for purposes of both the individual and the corporate alternative minimum tax.

Selling or exchanging shares of the Fund may result in a taxable gain or loss. If you hold Fund shares for six months or less, and then realize a loss on the sale of those shares, the tax treatment of your loss will be affected by any distributions that you received while you held your shares. In particular:

o If you received exempt interest dividends during that holding period, then your loss will be disallowed to the extent of those dividends.

o If you received capital gains dividends during that holding period, then your loss (to the extent it is allowed) will be treated as a long-term capital loss to the extent of those dividends.

Investment earnings (dividends and capital gains), whether received in cash or reinvested, are taxable in the year in which they were declared, not the year they are paid.

Dividends and distributions from the Fund, even if federally tax-exempt, may still be subject to state and local income taxes.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis Tax-Free High Income Fund, particularly if you are subject to the "alternative minimum tax" or if you are a "substantial user" of facilities financed by "industrial development bonds." These terms are all defined in the Internal Revenue Code, and are beyond the scope of this discussion. We also recommend that you consult with a tax adviser about the state and local tax laws that affect you.


HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in Davis Tax-Free High Income Fund, you need to decide which class of shares best suits your needs. The Fund offers three classes of shares: A, B, and C. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more may be eligible to buy Class Y shares of Davis Tax-Free High Income Fund, offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

DISTRIBUTION FEES. The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Class A shares pay up to 0.25% of average annual net assets while Class B and C shares pay 1.00% of average annual net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart). The term "offering price" includes the front-end sales charge.

o    There is no limit on how much you can invest in this share class.

o The Fund pays a distribution fee--up to 0.25% of the average daily net asset value--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.


                         CLASS A SHARES SALES CHARGES

-------------------------------------- ------------------------ ------------------------ -----------------------
         AMOUNT OF PURCHASE                 SALES CHARGE             SALES CHARGE           AMOUNT OF SALES
                                           (PERCENTAGE OF         (PERCENTAGE OF NET       CHARGE RETAINED BY
                                           OFFERING PRICE)         AMOUNT INVESTED)            THE DEALER
                                                                                             (PERCENTAGE OF
                                                                                            OFFERING PRICE)
-------------------------------------- ------------------------ ------------------------ -----------------------
Under $100,000                                  4.75%                    5.00%                   4.00%
-------------------------------------- ------------------------ ------------------------ -----------------------
$100,000 - $250,000                             3.50%                    3.60%                   3.00%
-------------------------------------- ------------------------ ------------------------ -----------------------
$250,000 - $500,000                             2.50%                    2.60%                   2.00%
-------------------------------------- ------------------------ ------------------------ -----------------------
$500,000 - $750,000                             2.00%                    2.00%                   1.75%
-------------------------------------- ------------------------ ------------------------ -----------------------
$750,000 - $1 million                           1.00%                    1.00%                   0.75%
-------------------------------------- ------------------------ ------------------------ -----------------------
$1 Million or More*                             None                     None                     None
-------------------------------------- ------------------------ ------------------------ -----------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares within the first year you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

------------------------------------------------------- -----------------------------------------------------
                   PURCHASE AMOUNT                                           COMMISSION
------------------------------------------------------- -----------------------------------------------------
                   First $3 Million                                            0.75%
------------------------------------------------------- -----------------------------------------------------
                   Next $2 Million                                             0.50%
------------------------------------------------------- -----------------------------------------------------
                   Over $5 Million                                             0.25%
------------------------------------------------------- -----------------------------------------------------

If a commission is paid for purchases of $1 million or more, the dealer will be paid with distribution fees received from the Fund. If distribution fee limits have already been reached for the year, Davis Distributors itself will pay the commissions.

As the chart shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge.

YOU CAN COMBINE PURCHASES OF CLASS A SHARES

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into the Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We will not charge a sales charge on purchases of Class A shares for:

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

o Purchases by directors, officers and employees of Davis Tax-Free High Income Fund, its investment adviser or its affiliates, and their immediate families.

o Purchases by employees and people affiliated with broker-dealer firms offering Fund shares.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o    State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms which have entered into contracts with the Fund and which charge fees based upon assets in the account.

Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.


CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o You buy the shares at net asset value (no initial front-end sales charge).

o    You can invest up to $250,000 in Class B shares.

o If you sell Class B shares within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart).

o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Class A shares pay a lower distribution fee.

o The Fund pays a distribution fee of 1.00% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.


                     CLASS B SHARES DEFERRED SALES CHARGES

--------------------------------------- ---------------------------------------
      SALES MADE AFTER PURCHASE               AMOUNT OF DEFERRED SALES CHARGE
--------------------------------------- ---------------------------------------
                Year 1                                       4%
--------------------------------------- ---------------------------------------
              Years 2-3                                      3%
--------------------------------------- ---------------------------------------
              Years 4-5                                      2%
--------------------------------------- ---------------------------------------
                Year 6                                       1%
--------------------------------------- ---------------------------------------
              Years 7-8                                     None
--------------------------------------- ---------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying a front-end sales charge:

o You buy the shares at net asset value (no initial front-end sales charge).

o    You cannot invest more than $1 million in Class C shares.

o If you sell the shares within one year of purchase, you must pay a deferred sales charge of 1.00%.

o The Fund pays a distribution fee of 1.00% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

DEFERRED SALES CHARGE

As an investor in the Fund, you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. Fund investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o    As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we will first sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

o Shares acquired by reinvestment of dividends and capital gain distributions.

o    Shares which are no longer subject to the deferred sales charge.

o    Shares which have increased in value beyond their original cost.

o    Shares held the longest, but still subject to the deferred sales charge.


DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

o You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

o You sell shares under the Automatic Withdrawal Plan amounting to, in a 12-month period, up to 12% of the value of the account when you began participating in the Plan.

o Your Fund sells the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.


If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279, during business hours, 7 a.m. to 4 p.m. Mountain Time. If you still are not sure about which class is best for you, contact your financial adviser.


HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least $1,000 for a non-retirement plan account. The Fund does not offer retirement plan accounts.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the form. Include a check made payable to the DAVIS FUNDS. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     DAVIS TAX-FREE HIGH INCOME FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2

Generally, the Fund does not issue share certificates for purchases. You can receive certificates for any Fund other than Davis Government Money Market Fund if you are a Class A shareholder who is not participating in the Automatic Withdrawal Plan. If you are eligible and wish to receive certificates, please submit a letter of instruction with your Application Form. Once your account has been established, the shareholder(s) may request that certificates be sent to the address of record by calling our customer service department.

RETIREMENT PLAN ACCOUNTS

Because Davis Tax-Free High Income Fund's investment objective is to earn current income free from federal income tax, it is not an appropriate investment for retirement plan accounts.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have opened an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a shareholder of Davis Tax-Free High Income Fund. This includes how to initiate these transactions, and charges you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (7:00 a.m. to 4:00 p.m. Mountain Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         PO Box 8406
         Boston, MA 02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o     Receive your order before 4 p.m. Eastern Time.

o     Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in Fund shares. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts (the Fund does not offer retirement accounts) will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You can also use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN THE DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares to Davis Tax-Free High Income Fund (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion guaranteed (see "Medallion Signature Guarantee" below).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1.00% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $50,000. In addition, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s).

o     A sale may produce a gain or loss.  Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion guaranteed.


SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Tax-Free High Income Fund may make sales payments in securities if its Board of Directors decides that making cash payments would harm the Fund.


SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.

o    You sell Class B shares within six years of purchase.

o    You sell Class C shares within one year of purchase.


IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in this Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in Davis Tax-Free High Income Fund at net asset value. We will first notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.


MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You may also choose to receive funds by Automated Clearing House, to the banking institution of your choice. You may elect an Automated Clearing House draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by Automated Clearing House.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

While State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by the registered owner(s) at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.


EXCHANGING SHARES

You can sell shares of Davis Tax-Free High Income Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in good order by 4 p.m. Eastern Time.

Shares in different Davis Funds may be exchanged at relative net asset value; however, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of the Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been opened, you may contact our customer service department to establish this program.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (7:00 a.m. to 4:00 p.m. Mountain Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $25,000.

o    The check can only be issued to the registered account owner.

o    The check must be sent to the address on file with Davis Distributors.

o    Your current address must be on file for 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.


YOU CAN USE DAVIS DIRECT ACCESS TO:

o     GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o     CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o     BUY, SELL AND EXCHANGE SHARES.

o     GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o     REQUEST LITERATURE ABOUT ANY DAVIS FUND.

[INSIDE BACK COVER]

THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our web site.

                            ADDRESS AND PHONE GUIDE

OUR TELEPHONE NUMBER:        OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279               State Street Bank and Trust Company
                             c/o Davis Funds
                             PO Box 8406
                             Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

OUR INTERNET ADDRESS:        OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS:
Http://www.davisfunds.com    State Street Bank and Trust Company
                             c/o Davis Funds
                             66 Brooks Drive
                             Braintree, MA 02184

[BACK COVER]


OTHER FUND DOCUMENTS

For more information about Davis Tax-Free High Income Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Tax-Free High Income Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, during business hours, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.

o    BY MAIL.  Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ 85706
1-800-279-0279



Investment Company Act File No. 811-3270

DAVIS TAX-FREE HIGH INCOME FUND

Prospectus

Class Y shares

January 21, 2000



The Securities and Exchange Commission has not approved or disapproved these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




Over 25 Years of Reliable Investing

                               TABLE OF CONTENTS


Overview of the Fund
         Investment Objective and Strategy
         Determining If This Fund Is Right for You
         Principal Risks
         Past Performance
         Fees and Expenses of the Fund
         Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage the Fund

Once You Invest in the Davis Funds

How to Open an Account

How to Buy, Sell and Exchange Shares

The Davis Funds: Over 25 Years of Reliable Investing

Other Fund Documents

OVERVIEW OF DAVIS TAX-FREE HIGH INCOME FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Tax-Free High Income Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. Municipal obligations are debt securities, such as municipal bonds and municipal notes, issued by state and local governments or their agencies or instrumentalities. Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes.

The Fund's Adviser and Sub-Adviser are committed to fundamental research. We search for tax-exempt securities which offer yields which fully compensate for the risk of owning the securities. We often buy high yield, high-risk tax-exempt securities because we think the potential earnings justify holding a security that is not investment-grade.

You can find more detailed information about the types of securities that the Fund buys in the section called HOW WE MANAGE THE FUND.

Please see the inside back cover page of this prospectus to learn about the Davis investment philosophy.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o You are looking for current income that is exempt from federal income taxes.
o You are looking for a fixed-income investment in tax-exempt securities as part of your asset allocation plan to balance your stock portfolio.
o    You are investing for the long-term (three years or more).

YOU SHOULD NOT INVEST IN THIS FUND IF:
o Your current tax situation does not allow you to benefit from tax-exempt income.
o You are looking for an appropriate investment for a tax-sheltered investment such as a qualified retirement plan.
o You are not comfortable investing in high yield, high-risk tax-exempt securities.
o    You are subject to the alternative minimum tax.
o    You are investing for the short-term (less than three years).


PRINCIPAL RISKS

If you buy shares of Davis Tax-Free High Income Fund, you may lose some or all of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o INTEREST RATE SENSITIVITY. Most tax-exempt securities pay a fixed rate of interest and if market rates of interest increase, the market value of the tax-exempt securities usually declines.

o CHANGES IN DEBT RATING. If a rating agency gives a tax-exempt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a tax-exempt security may be unable to make its interest and principal payments. The Fund may invest up to 100% of its assets in high yield, high-risk tax-exempt securities. High yield, high-risk securities may involve greater credit risks which are discussed in the section entitled HOW WE MANAGE THE FUND.

o LEGISLATIVE RISK. The special tax status of tax-exempt securities may be undermined or changed by future federal or state legislation.

An investment in Davis Tax-Free High Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE THE FUND.


PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Davis Tax-Free High Income Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and life of the class compare to those of the of the Lehman Brothers 10-year Municipal Bond Index, a widely recognized unmanaged index of municipal bond performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

             DAVIS TAX-FREE HIGH INCOME FUND TOTAL RETURN FOR 1999
                             (As of December 31st)
                                CLASS Y SHARES

                               [GRAPHIC OMITTED]


During the period shown above, the highest quarterly return was 1.71% for the third quarter of 1998, and the worst quarterly return was (1.09)% for the third quarter of 1999.

         DAVIS TAX-FREE HIGH INCOME FUND AVERAGE ANNUAL TOTAL RETURNS
                  (For the Periods Ending December 31, 1999)

----------------------------------------- --------------------------- -------------------------------------
                                                    1 YEAR                       LIFE OF CLASS
                                                                                (SINCE 10/6/97)
----------------------------------------- --------------------------- -------------------------------------
Class Y Shares                                     (1.99)%                           2.10%
----------------------------------------- --------------------------- -------------------------------------
Lehman Brothers 10-Year Revenue Bond
Index                                              (0.73)%                           3.61%*
----------------------------------------- --------------------------- -------------------------------------

*As of October 31, 1997.


You can obtain Davis Tax-Free High Income Fund's most recent 30-day SEC Yield and Tax-Equivalent Yield (calculated at a 39.6% marginal tax rate) by calling us toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

FEES AND EXPENSES OF THE FUND

       FEES YOU MAY PAY AS A DAVIS TAX-FREE HIGH INCOME FUND SHAREHOLDER
                     (Paid Directly From Your Investment)

------------------------------------------------------------------------ ------------------
                                                                         CLASS Y
------------------------------------------------------------------------ ------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price)                                                          None
------------------------------------------------------------------------ ------------------
Maximum Deferred Sales Charge (Load)                                     None
------------------------------------------------------------------------ ------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None
------------------------------------------------------------------------ ------------------
Exchange Fee                                                             None
------------------------------------------------------------------------ ------------------

   ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR ENDING SEPTEMBER 30, 1999
                       (Deducted From the Fund's Assets)

------------------------------------------------------------------------ ------------------
                                                                         CLASS Y
------------------------------------------------------------------------ ------------------
Management Fees                                                          0.62%
------------------------------------------------------------------------ ------------------
Distribution (12b-1) Fees                                                None
------------------------------------------------------------------------ ------------------
Other Expenses                                                           0.31%
------------------------------------------------------------------------ ------------------
Total Annual Operating Expenses                                          0.93%
------------------------------------------------------------------------ ------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5.00% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------- ------------------ --------------------- ------------------- ------------------
IF YOU SELL YOUR                     1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES IN...
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS Y                                $95                 $296                 $515              $1,143
------------------------------- ------------------ --------------------- ------------------- ------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Tax-Free High Income Fund for the period from October 6, 1997 (when the Fund's Class Y shares were first sold to the public) through September 30, 1999, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for the fiscal year 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                        DAVIS TAX-FREE HIGH INCOME FUND
                                CLASS Y SHARES

                                                                                      OCTOBER 6, 1997
                                                                                        (INCEPTION
                                                                                        OF CLASS)
                                                                    YEAR ENDED            THROUGH
                                                                   SEPTEMBER 30,       SEPTEMBER 30,
                                                                       1999                1998
                                                                       ----                ----
Net Asset Value, Beginning
   of Period...............................................          $  9.19              $ 9.20
                                                                     -------              ------

Income (Loss) from Investment Operations
----------------------------------------
   Net Investment Income...................................             0.48                0.54
   Net Realized and Unrealized Gain (Loss).................            (0.52)               0.03
                                                                     -------              ------
       Total from Investment Operations....................            (0.04)               0.57
                                                                     -------              ------

Dividends and Distributions
---------------------------
   Net Investment Income...................................            (0.48)              (0.53)
   Distribution from Realized Gain........................               -                 (0.05)
   Dividend in Excess of Net Investment Income............             (0.01)                -
                                                                     -------              ------
       Total Dividends and Distributions...................            (0.49)              (0.58)
                                                                     -------              -------

Net Asset Value, End of Period.............................          $  8.66              $ 9.19
                                                                     =======              ======

Total Return(1).............................................           (0.51)%              6.34%
--------------

Ratios/Supplemental Data
------------------------
   Net Assets,  End of Period
     (000 omitted).........................................           $1,292                $883
   Ratio of Expenses to
     Average Net Assets....................................             0.93%               0.93%*(2)
   Ratio of Net Investment Income to
     Average Net Assets....................................             5.43%               5.49%*

   Portfolio Turnover Rate(3)................................          73.45%             126.28%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of class), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day for the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.92% for September 30, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Tax-Free High Income Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, LP
Referred to throughout this prospectus as "Davis Selected Advisers"
2949 East Elvira Road
Suite 101, Tucson, Arizona 85706
o Provides investment advice for Davis Tax-Free High Income Fund's portfolio.
o    Manages the Fund's business affairs.
o    Provides day-to-day administrative services.
o Serves as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients.
o Annual Adviser Fee for fiscal year September 30, 1999 (based on average net assets): 0.62%.

INVESTMENT SUB-ADVISERS

DAVIS SELECTED ADVISERS-NY, INC.
Referred to throughout this prospectus as "Davis Selected Advisers-NY"
609 Fifth Avenue
New York, NY 10017
o Performs investment management and research services for Davis Tax-Free High Income Fund and other institutional clients.
o    Wholly owned subsidiary of Davis Selected Advisers.
o    Annual Fee:  Davis Selected Advisers pays the fee, not the Fund.

STAMPER CAPITAL & INVESTMENTS, INC.
Referred to throughout this prospectus as "Stamper Capital" 380 Foam Street, Suite 205 Monterey, CA 93940
o Manages Davis Tax-Free High Income Fund's day-to-day investment operations.
o    Annual Fee: Davis Selected Advisers pays the fee, not the Fund.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" PO Box 8406
Boston, MA 02266-8406
o    Prices Davis Tax-Free High Income Fund daily.
o    Holds share certificates and other assets of the Fund.
o    Maintains records of shareholders.
o    Issues and cancels share certificates.
o    Supervises the payment of dividends.

BOARD OF DIRECTORS

The Fund's Board of Directors has general supervisory responsibilities of the Davis Funds. The Board monitors and supervises the performance of the investment adviser, sub-advisers and other service providers, monitors the Davis Funds' business and investment activities, and determines whether or not to renew agreements with the adviser and sub-adviser.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors"
2949 East Elvira Road
Suite 101, Tucson, Arizona 85706
o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.
o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER

SHELBY M.C. DAVIS
Responsibilities:
o    Senior Research Adviser of Davis Selected Advisers.
o    Founder of Davis Selected Advisers.
o    Founder of the Davis Funds.

Other Experience:
o Served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February 1997.

o Served as Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.

PORTFOLIO MANAGER

B. CLARK STAMPER
Responsibilities:
o    Portfolio Manager of Davis Tax-Free High Income Fund since June 1990.

Other Experience:
o Portfolio Manager of Davis Intermediate Investment Grade Bond Fund (formerly Davis High Income Fund) from June 1990 until October 1998.
o Served as Portfolio Manager of Davis Government Bond Fund from June 1990 until April 1995.
o Served as Portfolio Manager of Selected Capital Preservation Trust's U.S. Government Income Fund from May 1993 until April 1995.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.

HOW WE MANAGE THE FUND

WHAT WE INVEST IN AND WHY

Davis Tax-Free High Income Fund's investment objective is to provide current income free from federal income tax by investing in municipal obligations. The Fund pursues this objective by investing primarily in tax-exempt securities issued by state and local government entities, the most common form being municipal bonds. During normal market conditions, at least 80% of the Fund's assets are invested in tax-exempt securities. The Fund may invest up to 100% of its assets in high yield, high-risk tax-exempt securities. For additional information on taxes, please see ONCE YOU INVEST IN THE DAVIS FUNDS.


TAX-EXEMPT SECURITIES

WHAT THEY ARE. Tax-exempt securities are issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands and Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income earned from owning tax-exempt securities. Interest earned on tax-exempt securities may still be subject to other forms of taxation, including state and local taxes and federal alternative minimum taxes.

Tax-exempt securities include:

o General obligation bonds which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

o Revenue bonds which are payable from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source, but not for the general taxing power;

o Lease obligations backed by municipality's covenant to budget for the payments due under the lease obligation; and

o Industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities.


HIGH YIELD, HIGH-RISK TAX-EXEMPT SECURITIES

Up to 100% of the Fund's total assets may be invested in high yield, high-risk tax-exempt securities.

Many tax-exempt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and economic prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Ratings assigned by credit agencies do not evaluate market risk.

Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

HOW WE PICK THEM. The Fund will invest in a tax-exempt security when our analysis indicates that the security offers a yield that fully compensates for its risk. The Fund often buys high yield, high-risk tax-exempt securities because we think the potential earnings justify holding a security that is not investment-grade. Our research focuses upon factors effecting the credit-worthiness of the issuing municipality, including the economic vitality of the region, and the collateral and revenues supporting the tax-exempt security.

WHY WE BUY THEM. We buy tax-exempt securities to earn current income free from federal income taxes.

RISKS. Factors that influence the value of tax-exempt securities are primarily interest rate sensitivity, changes in debt rating, credit risk, and legislative risk:

o INTEREST RATE SENSITIVITY. Most tax-exempt securities pay a fixed rate of interest and if market rates of interest increase, the market value of the tax-exempt securities usually decline.

o CHANGES IN DEBT RATING. If a rating agency gives a tax-exempt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a tax-exempt security may be unable to make its payments. The Fund may invest up to 100% of its assets in high yield, high-risk tax-exempt securities. High yield, high-risk tax-exempt securities may involve greater credit risks which are discussed below.

o LEGISLATIVE RISK. The special tax status of tax-exempt securities may be undermined or changed by future federal or state legislation.

High yield, high-risk tax-exempt securities present greater credit risk than do investment grade tax-exempt securities. High yield, high-risk tax-exempt securities are subject to these four additional risks:

o OVERBURDENED ISSUERS. Many issuers only resort to offering high yield, high-risk tax-exempt securities when they cannot issue investment-grade securities. These issuers are unlikely to have a cushion from which to make their payments when their revenues (from taxes or other sources) are poor or when the economy in general is in decline.

o PRIORITY. Issuers of high yield, high-risk tax-exempt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high yield, high-risk tax-exempt securities; and an issuer must be current on its senior obligations before it can pay lower-ranking obligations. In addition, some of the other debt may be secured by the issuer's primary assets. If the issuer defaults on those other debts, the lenders may seize their collateral--possibly forcing the issuer into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want high yield, high-risk tax-exempt securities, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high yield, high-risk tax-exempt securities are more volatile than prices of higher rated securities. In periods of economic difficulty or rising interest rates, prices of high yield, high-risk tax-exempt securities may decline more than prices of investment-grade securities.


OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which the Fund may invest, and investment strategies which the Fund may employ, but they are not principal investment strategies. These securities and investment strategies are discussed in the Statement of Additional Information.

Davis Tax-Free High Income Fund uses short-term investments to maintain flexibility while we evaluate long-term opportunities. The Fund also may use short-term investments for temporary defensive purposes; in the event our portfolio managers anticipate a decline in the market values of tax-exempt securities, we may reduce our risk by investing in short-term securities until market conditions improve. Many short-term investments do not earn interest free from federal income tax, and such investments will not contribute to the Fund's investment objective of earning current income free from federal income taxes.


RISK SPECTRUM

Davis Selected Advisers manages eleven mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk. Davis Tax-Free High Income Fund has a risk level we characterize as "medium to low."

------------------------------------------------------------- ---------- -------- -------- -------- ---------
DAVIS FUNDS                                                                MED               MED
                                                                 LOW       LOW      MED     HIGH      HIGH
------------------------------------------------------------- ---------- -------- -------- -------- ---------
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GROWTH OPPORTUNITY FUND                                                                      o
------------------------------------------------------------- ---------- -------- -------- -------- ---------

------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS INTERNATIONAL TOTAL RETURN FUND                                                              o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS FINANCIAL FUND                                                                     o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS REAL ESTATE FUND                                                                   o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS NEW YORK VENTURE FUND                                                              o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GROWTH & INCOME FUND                                                      o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS CONVERTIBLE SECURITIES FUND                                               o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND                          o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS TAX-FREE HIGH INCOME FUND                                        o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GOVERNMENT BOND FUND                                   o
------------------------------------------------------------- ---------- -------- -------- -------- ---------
     DAVIS GOVERNMENT MONEY MARKET FUND                           o
------------------------------------------------------------- ---------- -------- -------- -------- ---------

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


HOW WE MANAGE RISK

Risks are inherent in all investments. Investing in a mutual fund, even the most conservative, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Davis Tax-Free High Income Fund employs four strategies to minimize the risk assumed when we invest in high yield, high-risk tax-exempt securities.

                    FOUR STRATEGIES WE USE TO MINIMIZE RISK

1. DIVERSIFICATION. We diversify our investments among various regions of the country, various issuers, and various types and grades of securities.

2. CREDIT ANALYSIS. We conduct a thorough credit analysis of an issuer before buying its securities.

3. CURRENT RESEARCH. We monitor and endeavor to anticipate relevant changes and trends in the economy and financial markets.

4. WE MAY MAKE TEMPORARY DEFENSIVE INVESTMENTS. From time to time, Davis Tax-Free High Income Fund may take temporary defensive positions in response to adverse market, economic or political conditions.

ONCE YOU INVEST IN THE DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.


HOW YOUR SHARES ARE VALUED

Once you open an account in Davis Tax-Free High Income Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all the Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Time, whichever comes first.

The net asset values of all Davis Fund shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in Davis Tax-Free High Income Fund:

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of one year or less are usually valued at an amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined by the Board of Directors.


HOW WE PAY EARNINGS

There are three ways you can receive payments from Davis Tax-Free High Income
Fund:

o TAX-EXEMPT DIVIDENDS. Distributions to shareholders of net tax-exempt income.

o TAXABLE DIVIDENDS. Distributions to shareholders of net taxable income and short-term capital gains on investments.

o CAPITAL GAINS. Profits received by the Fund from the sale of securities held for the long-term, which are then distributed to shareholders.

Davis Tax-Free High Income Fund usually pays monthly dividends and generally distributes capital gains, if any, in November or December. Unless you choose otherwise, Davis Tax-Free High Income Fund automatically reinvests your dividends and capital gains in additional Fund shares.

You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party, or sent to an address other than your address of record.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer I.D. Number, under-reported dividend or interest income, or are already subject to backup withholding, Davis Tax-Free High Income Fund is required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

Your federal income tax treatment will vary depending on the type of distribution that you receive from the Fund.

o NOT SUBJECT TO TAX. Generally, your dividends will not be subject to federal income tax if they come from interest that the Fund earns from tax-exempt securities.

o ORDINARY INCOME. If the Fund distributes net interest income derived from sources other than tax-exempt securities, or distributes short-term capital gains, those amounts will be taxable to you as ordinary income.

o CAPITAL GAINS. Net long-term capital gain distributions, if any, will be taxable to you as long-term capital gain, regardless of how long you have owned your Fund shares. More information is provided in the instructions that come with your tax return.

o ALTERNATIVE MINIMUM TAX. If the Fund invests in certain "private activity bonds" (which are bonds to finance privately-owned facilities that serve a public purpose), the interest on those bonds will be exempt from federal income tax, but will constitute a "tax preference item" for purposes of both the individual and the corporate alternative minimum tax.

Selling or exchanging shares of the Fund may result in a taxable gain or loss. If you hold Fund shares for six months or less, and then realize a loss on the sale of those shares, the tax treatment of your loss will be affected by any distributions that you received while you held your shares. In particular:

o If you received exempt interest dividends during that holding period, then your loss will be disallowed to the extent of those dividends.

o If you received capital gains dividends during that holding period, then your loss (to the extent it is allowed) will be treated as a long-term capital loss to the extent of those dividends.

Investment earnings (dividends and capital gains), whether received in cash or reinvested, are taxable in the year in which they were declared, not the year they are paid.

Dividends and distributions from the Fund, even if federally tax-exempt, may still be subject to state and local income taxes.

We recommend that you consult with a tax adviser about any dividends and capital gains you may receive from Davis Tax-Free High Income Fund, particularly if you are subject to the "alternative minimum tax" or if you are a "substantial user" of facilities financed by "industrial development bonds." These terms are all defined in the Internal Revenue Code, and are beyond the scope of this discussion. We also recommend that you consult with a tax adviser about the state and local tax laws that affect you.


HOW TO OPEN AN ACCOUNT

You can open an account if:

o You invest at least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o You invest at least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o You invest with an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Both you and your dealer must sign the form. Include a check made payable to the DAVIS FUNDS. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     DAVIS TAX-FREE HIGH INCOME FUND
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2


RETIREMENT PLAN ACCOUNTS

Because Davis Tax-Free High Income Fund's investment objective is to earn current income free from federal income tax, it is not an appropriate investment for retirement accounts and does not offer retirement plan accounts.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a shareholder of Davis Tax-Free High Income Fund. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.


An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (7:00 a.m. to 4:00 p.m. Mountain Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         PO Box 8406
         Boston, MA 02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o        Receive your order before 4 p.m. Eastern Time.

o        Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to the DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


SPECIAL NOTE FOR WRAP PROGRAM INVESTORS

Be aware that both Class A and Class Y shares are available by the Fund at net asset value to your sponsor. However, Class A shares are subject to additional expenses, and sponsors of wrap programs who buy Class A shares are generally entitled to commissions. If your sponsor has selected Class A shares, you should discuss these charges and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders. For more information on these fees and expenses, you can request the prospectus covering Class A shares by calling Davis Distributors.


SELLING SHARES

You may sell back all or part of your shares to Davis Tax-Free High Income Fund (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee").

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You will always receive cash for sales that total less than $250,000 or 1.00% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $50,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    A sale may produce a gain or loss.  Gains may be subject to tax.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

SPECIAL SALE SITUATIONS

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

o Davis Tax-Free High Income Fund may make sales payments in securities if Davis Tax-Free High Income Fund's Board of Directors decides that making cash payments would harm the Fund.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your sale proceeds electronically transferred to a commercial bank account. This is known as an ELECTRONIC WIRE PRIVILEGE. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks may also charge for this service. Payment through Automated Clearing House will usually arrive at your bank two banking days after the sale. Payment by wire is usually credited to your bank account on the next business day after the sale.

Although State Street Bank and Trust will accept electronic wire sales by telephone or dealer, you still need to fill out and submit the information under the Electronic Wire Privilege section of the Application Form. Once your account has been opened and you have not previously established the Electronic Wire Privilege, you must submit a letter of instruction with a medallion signature guarantee signed by all registered owners at the time of the wire sale. If you are currently an investor with a non-retirement account and have already established this privilege, you may call our customer service department to execute a wire sale by telephone.


EXCHANGING SHARES

You can transfer Class Y shares of Davis Tax-Free High Income Fund to Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone (to accounts with identical registrations), by dealer or by mail. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares may also exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received by 4 p.m. Eastern Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares are also being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.

YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS
WITHOUT HAVING TO PAY ANY SALES CHARGE

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

BOND FUNDS
Davis Intermediate Investment Grade Bond Fund
Davis Tax-Free High Income Fund
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


TRANSACTIONS BY TELEPHONE

A benefit of investing through Davis Funds is that you can use our telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, you must note this on your Application Form.

When you call Davis Distributors, you can perform a transaction in two ways:

o Speak directly with a representative during business hours (7:00 a.m. to 4:00 p.m. Mountain Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o        GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o        CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o        BUY, SELL AND EXCHANGE SHARES.

o        GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

o        REQUEST LITERATURE ABOUT ANY DAVIS FUND.


THE DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING

Davis Selected Advisers, investment adviser of the Davis Funds, has a history of investing for the long-term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long-term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as either Portfolio Manager or Co-Portfolio Manager for many Davis Funds.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds, but also invest in them. Together, we have invested over $1 billion of our own money side-by-side with our shareholders.


Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about the Davis Funds, please call us or visit our web site.

                           ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:          OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                 State Street Bank and Trust Company
                               c/o Davis Funds
                               PO Box 8406
                               Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, Arizona 85706

OUR INTERNET ADDRESS:          OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS:
http://www.davisfunds.com      State Street Bank and Trust Company
                               c/o Davis Funds
                               66 Brooks Drive
                               Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about Davis Tax-Free High Income Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

Davis Tax-Free High Income Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time. You may also call this number for shareholder inquiries.

o    VIA THE INTERNET. Visit the SEC web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101, TUCSON, ARIZONA 85706
1-800-279-0279



Investment Company Act File No. 811-3270

                      STATEMENT OF ADDITIONAL INFORMATION
                               JANUARY 21, 2000

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.
                       2949 EAST ELVIRA ROAD, SUITE 101
                             TUCSON, ARIZONA 85706

                                1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED JANUARY 21, 2000 AND THE CLASS Y PROSPECTUS DATED JANUARY 21, 2000. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                               TABLE OF CONTENTS


                                                                                                          PAGE
Section I:  Investment Strategies and Restrictions...........................................................4
--------------------------------------------------

             Investment Objectives and Policies..............................................................4
             Portfolio Securities............................................................................4
             Other Investment Policies......................................................................10
             Portfolio Transactions.........................................................................12
             Investment Restrictions........................................................................13

Section II:  Key Persons....................................................................................16
------------------------

             Organization of the Company....................................................................16
             Directors and Officers.........................................................................17
             Directors' Compensation Schedule...............................................................19
             Certain Shareholders of the Fund...............................................................20
             Investment Advisory Services...................................................................21
             Distribution of Company Shares.................................................................23
             Other Important Service Providers..............................................................26


Section III:  Purchase, Exchange and Redemption of Shares...................................................27
---------------------------------------------------------

             Purchase of Shares.............................................................................27
                            Alternative Purchase Arrangements...............................................28
                              Class A Shares................................................................28
                              Class B Shares................................................................32
                              Class C Shares................................................................33
                              Class Y Shares................................................................33

              Special Services..............................................................................34
                          Automatic Investment Plan.........................................................34
                          Dividend Diversification Program..................................................34
                          Telephone Privilege...............................................................35

             Exchange of Shares.............................................................................35
                          General...........................................................................35
                          By Telephone......................................................................36
                          Automatic Exchange Program........................................................36


                                      2



             Redemption of Shares...........................................................................36
                          General...........................................................................36
                          Expedited Redemption Privilege....................................................37
                          By Telephone......................................................................38
                          Automatic Withdrawals Plan........................................................38
                          Involuntary Redemptions...........................................................39
                          Subsequent Repurchases............................................................39

Section IV:  General Information............................................................................39
--------------------------------

             Determining the Price of Shares................................................................39
             Dividends and Distributions....................................................................40
             Federal Income Taxes...........................................................................41
             Performance Data...............................................................................43
             Non-Standard Distribution Rates................................................................45



Appendix A: Quality Ratings of Debt Securities..............................................................47
Appendix B: Term and Conditions for a Statement of Intention................................................49

Section I:  Investment Strategies and Restrictions
--------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES

         Davis Tax-Free High Income Fund's ("Fund") investment objective is to provide current income free from federal income tax by investing in municipal obligations. In seeking to achieve this investment objective, the Fund will normally have at least 80% of its net assets invested in municipal obligations without limitation as to quality ratings, maturity ranges or types of issuers. Davis Selected Advisers, L.P. ("Adviser") and or Stamper Capital & Investments, Inc. ("Sub-Adviser") will select particular municipal obligations for the Fund if, in their view after analysis, the increased yield offered, regardless of published ratings, is sufficient to compensate for the level of assumed risk. The Fund may invest up to 100% of its assets in high yield, high-risk obligations. The average maturity of the Fund's portfolio will vary; however, it is anticipated that a significant portion of the portfolio will be invested in long-term obligations of 20 years or more since such securities generally produce higher yields than shorter-term obligations. A more complete description of bond ratings is contained in Appendix A. The Fund may invest in shares of investment companies primarily investing in short-term municipal obligations, but will not do so if it would cause more than 10% of its total assets to be invested in such shares. Such other investment companies usually have their own management costs or fees, and the Fund's Adviser earns its regular fee on such assets.

         If you are subject to the Federal alternative minimum tax, you should note that the Fund may invest up to 20% of its total assets in municipal obligations issued to finance private activities. The interest from these investments is a tax preference item for purposes of the alternative minimum tax. As of December 31, 1999, 11.06% of the Fund's net assets were subject to the Federal alternative minimum tax.

                             PORTFOLIO SECURITIES

         MUNICIPAL OBLIGATIONS. Municipal obligations are bonds or notes issued by a state or local governmental entity to obtain funds for various public purposes or facilities such as airports, bridges, highways, housing, hospitals, schools, streets, water and sewer systems, mass transit and utility and power facilities. They are also used to refund outstanding obligations or for general operating expenses. In addition, they may be used for the construction or purchase of privately operated facilities deemed to be of public purpose and benefit. The various types of municipal obligation which the Fund purchases are discussed below.

         Yields on municipal obligations are dependent on many factors, including interest rate conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue, if any. The value of outstanding obligations will vary as a result of changing evaluations of the ability of their issuers (or other revenue source) to meet the interest and principal payments, which can also result in rating changes. Such values will also change in response to changes in the interest rates payable on new issues. As discussed below, portfolio values will also change in response to changes in the level of interest rates.

         Municipal obligations, like other marketable obligations, fluctuate in price. Payments of interest and principal are dependent upon the ability of the issuers (or other revenue source) to meet their obligations. Payments on general obligation bonds are dependent on the tax base of the issuing governmental entity. Payments on revenue bonds, unless guaranteed by a taxing authority, are dependent upon the revenues from a specific project or facility or payments from a private company which operates the facility.

         The Fund may purchase up to 50% of the outstanding debt obligations of an issuer. Some of the securities which the Fund may hold may not have an established market and such lack of liquidity could cause the Fund difficulty at times in selling these securities at favorable prices.

         The market value of fixed-income securities will generally be affected by changes in the level of rates. Increases in interest rates tend to reduce the market value of fixed-income investments and declines in interest rates tend to increase their value. Moreover, debt issues with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation or depreciation than securities with shorter maturities. Fluctuations in the market value of the Fund's portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. In addition, the future earning power of an obligor and its ability to service debt may affect the market price of higher yielding debt.

         There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objective, the Fund will invest in fixed-income securities based on the Adviser's and/or Sub-Adviser's analysis without relying on any published ratings. The Fund will invest in a particular security if, in the Adviser's and/or Sub-Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Since many investments will be based upon the Adviser's and/or Sub-Adviser's analysis rather than on the basis of published ratings, achievement of the Fund's goals may depend more upon the abilities of the Adviser and Sub-Adviser than would otherwise be the case. Investments in lower-rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher-rated securities, entail greater risk of loss of income and principal.

         TYPES OF MUNICIPAL OBLIGATIONS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds are usually payable only out of a specific revenue source rather than from general revenues and ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

         Revenue Bonds. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by the company using or operating the facilities. The most common type of these obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to communities to locate privately operated industrial plants or community facilities such as hospitals, hotels, business or residential complexes, convention halls or sport complexes. Pollution control revenue bonds are issued to provide funding for air, water and solids pollution control systems for privately operated industrial or commercial facilities. Sometimes, the funds for payment of such obligations come solely from revenue generated by operation of the facility. Absent a guarantee by the issuing governmental entity, revenue bonds for private facilities do not represent a pledge of credit, general revenues, or taxing powers of the issuing governmental entity and the private company operating the facility is the sole source of payment of the obligation. This type of revenue bond frequently provides a higher rate of return than other municipal obligations but may entail greater risk than an obligation which is guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly those "specified private activity bonds" issued after August 7, 1986. However, the Fund's management does not believe that these limitations will impair the Fund's ability to purchase or sell bonds in accordance with the Fund's objectives and policies.

         Occasionally, an issuing state or local governmental entity may guarantee the payment of a revenue bond obligation, backing payment with its taxing power. Normally, revenue bonds are paid solely from a particular revenue source. The revenue source may be earnings from a public project such as tolls from roads or bridges, airport revenues, earnings of publicly owned utilities or special excises such as special improvement levies. The revenue source may also be a private company which is utilizing a facility constructed through monies obtained through a governmental agency or fund. There are two principal types of revenue bonds for private facilities, industrial development bonds and pollution control bonds. Occasionally, such bonds are also issued by governmental entities to obtain funds for a privately operated general community facility such as a hospital, convention hall or sports stadium.

         Industrial development bonds are issued by a governmental entity to obtain funds to finance a facility, typically an industrial plant or factory, which is leased to or operated by a private (non-governmental) company. State and local governments have the power in most states to permit the issuance of industrial development bonds to provide financing aid to such companies in order to encourage them to locate facilities within their communities.

         Pollution control bonds are issued to provide funding for air or water pollution control systems for privately operated industrial or commercial facilities.

         Municipal Lease Obligations. The Fund may invest in municipal bonds and certificates of participation that constitute investment in lease obligations or installment purchase contract obligations (hereafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its investment assets in lease obligations that contain "non-appropriation" clauses.

         Municipal Notes, Hybrid, and Special Types of Municipal Obligations. Municipal notes include tax, revenue and bond anticipation obligations or general or revenue obligations of shorter maturities than municipal bonds, generally five years or less, which are issued to obtain funds for various public purposes. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in security, quality and risk both within and among the classifications described above. Obligations of a special governmental authority may, for instance, constitute a pledge of the full credit and taxing power of the authority, and yet have somewhat less security than a general state or city obligation in view of the limitations on the authority's taxing power compared to the broader taxing power of a state or a city.

         Due to the increasing needs of state and local governments and their widening view of public purpose, a variety of types of federal tax-exempt financing obligations have been developed over the years and new types of obligations may be expected in the future.

         The ratings of Moody's Investors Service Inc. ("Moody's") and Standard and Poor's Corporation ("S&P") represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield.

         From time to time, proposals have been introduced in Congress for the purposes of restricting or eliminating the federal income tax exemption for interest on municipal obligations. Similar proposals may be introduced in the future. If such a proposal were to be enacted, the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio would be affected. In such event, the Fund would re-evaluate its investment objective and policies in view of such developments.

         GEOGRAPHIC AND INDUSTRY CONCENTRATION. Subject to the restrictions described herein, the Fund's portfolio may be invested in bonds whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund's portfolio may be more susceptible to similar economic, political or regulatory developments than would a portfolio of bonds with a greater variety of issuers. This may result in greater market fluctuations in the Fund's share price. The Fund may purchase up to 50% of the outstanding debt obligations of an issuer. Some of the securities which the Fund may hold may not have an established market and such lack of liquidity could cause the Fund difficulty at times in selling these securities at favorable prices.

         HIGH YIELD, HIGH-RISK DEBT SECURITIES. As discussed above, the Fund may invest in low-rated securities offering high current income. Such securities will ordinarily be in the lower rating categories of recognized rating agencies, including securities rated BBB or lower by

Standard & Poor's Corporation ("S&P"), or Baa or lower by Moody's
Investors Service, Inc. ("Moody's") or, if unrated, deemed by the Adviser or Sub-Adviser to be of an equivalent rating. These lower-rated securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Securities rated BB or lower by S&P, or Ba or lower by Moody's are below investment-grade and are referred to in the financial community as "junk bonds." A brief description of the bond ratings of these two services is contained herein under "Portfolio Composition." A more complete description is contained in the Appendix.

         The investment philosophy of the Fund with respect to high yield, high-risk bonds is based on the premise that over the long-term a diversified portfolio of high yield fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher-rated securities. The Fund seeks to achieve a high yield while reducing relative risk through (a) diversification, (b) credit analysis of the obligors by the Adviser and/or Sub-Adviser, and (c) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. Ratings assigned by credit agencies do not evaluate market risks. The Adviser and/or Sub-Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions. This includes analysis and evaluations of a specific guaranteeing entity's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value of the obligor's assets; and of such other considerations as the Adviser and/or Sub-Adviser may deem appropriate. The Adviser and/or Sub-Adviser, while seeking to maximize current yield, will monitor current developments with respect to portfolio securities, potential investments and broad trends in the economy. Achievement of the Fund's investment objective will be more dependent upon the Adviser and/or Sub-Adviser's credit analysis than would be the case for funds predominantly investing in higher-rated bonds. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. There is, however, no assurance that the Fund's objectives will be achieved or that the Fund's approach to risk management will protect the shareholders against loss.

         The market values of such high yield, high-risk municipal securities tend to reflect individual developments of the guaranteeing entity underlying the issue to a greater extent than do higher-rated securities, which react to a greater extent to fluctuations in the general level of interest rates. Such securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds or the high yield market, may depress the prices for such securities. Factors such as the aforementioned may adversely impact the market value of high yield, high-risk securities and could adversely impact the Fund's net asset value.

         An economic downturn or significant increase in interest rates is likely to have a negative effect on the high yield, high-risk bond market and consequently on the value of these bonds. In an economic downturn, issuers may not have sufficient revenues to meet their principal and interest payment obligations.

         The risk of loss due to default is significantly greater for the holders of high yield, high-risk bonds. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Fund experiences unexpectedly large net redemptions, it may be forced to sell such bonds without regard to the investment merits of such sales. This could decrease the Fund's rate of return. The Fund has not experienced this problem to date.

         The Fund may have difficulty disposing of certain high yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. The Fund has a policy of utilizing a professional pricing service which has experience in pricing such securities which are difficult to price so as to obtain prices reflecting the market as accurately as possible. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

         Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund would be likely to replace the bond with a lower yielding bond, resulting in a decreased return. Zero coupon and pay-in-kind bonds involve special considerations. The market prices of these securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently that have similar maturities and credit quality. There is the additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. If the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon bonds generate interest income before receipt of actual cash payments. In order to distribute such income, the Fund may have to sell portfolio securities under disadvantageous circumstances.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating calculated on the basis of the average weighted ratings of all bonds held at September 30, 1999. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

   COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                    TOTAL NET ASSETS AT SEPTEMBER 30, 1999

                                                     FUND'S ASSESSMENT OF    GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY          PERCENTAGE      NON-RATED SECURITIES       OF BOND QUALITY
----------- ------ --------          ----------      --------------------    ------------------
Aaa/AAA .............................. 58.15%                0.00%           Highest quality
Aa/AA   .............................. 13.45%                0.00%           High quality
A/A     .............................. 10.44%                1.16%           Upper medium grade
Baa/BBB ..............................  6.92%                0.00%           Medium grade
Ba/BB   ..............................  1.08%                0.00%           Some speculative elements
B/B     ..............................  0.47%                6.23%           Speculative
Caa/CCC ..............................  0.00%                0.00%           More speculative
Ca, C/CC, C, D........................  0.00%                0.00%           Very speculative, may be in default
Not Rated.............................  7.39%                0.00%           Not rated by Moody's or S&P
Short-term Investments................  2.10%                0.00%
                                     ----------          ---------
                                      100.00%                7.39%

         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

                           OTHER INVESTMENT POLICIES

         TEMPORARY DEFENSIVE INVESTMENTS. At various times the Fund may hold cash or invest in securities other than municipal obligations. Income from such securities may be taxable as ordinary income. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements.

         During periods of adverse markets when it is deemed advisable and practicable to take a temporary defensive position to protect capital, the Fund may have more than 20% of its assets invested in temporary investments and cash. While reserving this freedom to act for defensive purposes, the Fund intends to limit its holdings of temporary taxable investments and cash to meet the requirements for federal income tax exemption on the dividends which the Fund pays from its municipal obligation or other income exempt from federal income tax.

         Although on occasion the Fund may purchase temporary investments, it is the Fund's intention to be invested primarily in municipal obligations. Temporary investments will be made only under the conditions specified herein.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement, as referred to herein, involves a sale of securities to a Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 15% of the value of its net assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's 15% limitation on illiquid securities.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets through other listed and unlisted investment companies. The Fund will comply with applicable investment limitations imposed by the Investment Company Act of 1940. Such investments may involve the payment of premiums above the value of the portfolio securities held by such other investment companies. The return on such investment may be reduced both by the Fund's own expenses, including its Advisory fees, and the management fees and expenses of the other investment company. However, due to legal currency, liquidity or other restrictions, investments in some countries may be currently limited and marketable investments may be made more readily by investing in investment companies primarily investing in securities of these countries.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser or Sub-Adviser and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may borrow money for temporary or emergency purposes. The Fund will not borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled, "Investment Restrictions."

         "WHEN-ISSUED" SECURITIES. Municipal obligations may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. No payment is made until delivery is made which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment on a when-issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of the Fund's total assets to be invested in this type of investment.


                            PORTFOLIO TRANSACTIONS

         The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objectives, the Fund may trade to some degree in securities for the short-term if the Adviser or Sub-Adviser believe that such trading is advisable.

         In placing executions and paying brokerage commissions, the Adviser or Sub-Adviser consider the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser or Sub-Adviser's staff. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser or Sub-Adviser and likewise research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser or Sub-Adviser deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary accounts, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser or Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such fiduciary accounts, including the Fund involved. In some instances, this procedure could adversely affect a Fund but the Adviser and Sub-Adviser deem that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser or Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Fund's portfolios. As any particular research obtained by the Adviser and Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on Brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

         The Fund has paid no brokerage commissions during the three-year period ended September 30, 1999. Securities have generally been purchased or sold on a principal basis without commissions. The price of such transactions may include a profit for the dealer involved.

         Because of the Fund's investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions.


                            INVESTMENT RESTRICTIONS

         The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

DAVIS TAX-FREE HIGH INCOME FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------------------------------------

1. Municipal Securities, Lending. The Fund may not invest in securities other than municipal obligations and temporary investments, and may not make loans to others except through such investments.

         During periods of normal market conditions either (1) the Fund's assets will be invested so that at least 80% of the income will be tax-exempt, or (2) the Fund will have at least 80% of its net assets invested in tax-exempt securities.

2. Real Estate, Commodities. The Fund may not purchase or sell real estate (but this will not prevent the Fund from investing in municipal obligations secured by real estate or interests therein) or commodities or commodity contracts.

3.       Diversification of Fund Assets.

         (a) Fund Assets. The Fund may not make an investment that would cause more than 5% of the value of its total assets to be invested in the securities (other than U.S. Government Securities) of any one issuer. For this purpose, each state or local governmental entity shall be deemed a separate "issuer," except that where the entity issuing a municipal obligation differs from the entity whose revenues are the primary source of the payment of the obligation, the entity whose revenues are the primary source of payment shall be deemed the sole issuer with regard to that obligation.

         (b) Securities of Issuers. The Fund may not purchase more than 50% of the outstanding debt obligations of any one issuer. For this purpose, all debt obligations of an issuer are treated as a single class of securities. This restriction does not apply to debt obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

         (c) Securities of a Single State. The Fund may not make an investment that would cause 25% or more of the value of its total assets to be invested in municipal obligations the issuers of which are located in the same state. For this purpose, the location of an issuer shall be deemed to be the location of the governmental entity issuing the obligation, regardless of the location of the entity whose revenues are the primary source of payment or the location of the project or facility which may be the subject of the obligation.

         (d) Sources of Payment. The Fund may not make an investment that would cause 25% or more of the value of its total assets to be invested in revenue bonds or notes the payment for which comes from revenues from any one type of activity. For this purpose, the term "type of activity" shall include, for example, the following: (a) sewage treatment and disposal; (b) gas provision; (c) electric power provision; (d) water provision; (e) mass transportation systems; (f) housing; (g) hospitals; (h) street development and repair; (i) toll roads; (j) airport facilities; and (k) educational facilities. This restriction does not apply to general obligation bonds or notes or to pollution control revenue bonds.

         (e) Securities Other Than Municipal Obligations. The Fund may not, except for temporary defensive purposes, make an investment in other than municipal obligations if such investment would cause more than 20% of the value of the Fund's total assets to be invested in securities other than municipal obligations.

4. Put and Call Options. The Fund may not write or purchase put or call options.

5. Investment Companies. The Fund may not purchase securities of other registered investment companies (as defined in the Investment Company Act of 1940), except (i) shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less, provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of such companies, or (c) own more than 3% of the total outstanding voting stock of any such company; or (ii) as part of a merger, consolidation, reorganization or acquisition of assets.

6. Sell Short, Purchase on Margin. The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

7. Borrowing. The Fund may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

8. Ownership of Portfolio Securities by Officers and Directors. The Fund may not buy or continue to hold securities if the directors and officers of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and the people who own that much or more own 5% of such securities.

9. Underwriting. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

10. Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the Investment Company Act of 1940 and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box.

       DAVIS TAX-FREE HIGH INCOME FUND NON-FUNDAMENTAL POLICIES
       --------------------------------------------------------

       In addition to the foregoing restrictions, the Fund is subject to certain other non-fundamental policies which may be changed without shareholder approval including the following:

1. Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

2. Borrowing. In addition to the fundamental policy restricting borrowing, the Fund may borrow money from any source for temporary purposes in an amount not exceeding 5% of total assets. The Fund will not purchase portfolio securities on margin and will not purchase additional portfolio securities while borrowings exceed 5% of the total assets of the Fund.

PLEASE NOTE: Except for limitations on borrowing and illiquid securities, all percentage restrictions, whether fundamental or non-fundamental, apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets.


Section II:  Key Persons
------------------------

                          ORGANIZATION OF THE COMPANY

         THE COMPANY. Davis Tax-Free High Income Fund, Inc. ("Company") is an open-end, diversified, management investment company incorporated in Maryland in 1981 and registered under the Investment Company Act of 1940. The Company is a series investment company which may issue multiple series, each of which would represent an interest in its separate portfolio. The Company currently offers only one series, Davis Tax-Free High Income Fund (the "Fund").

         FUND SHARES. The Fund may issue shares in different classes. The Fund shares are currently divided into four classes, Class A, Class B, Class C, and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Fund's shares represent an interest in the assets of the Fund issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular class, and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Company can elect all of the Directors of the Company. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

         In accordance with Maryland law and the Company's By-laws, the Company does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

                            DIRECTORS AND OFFICERS

         The Company's Board of Directors is responsible for the management and supervision of the Company and the Fund. The Board approves all significant agreements between the Company, on behalf of the Fund, and those companies that furnish services to the Fund. The names and addresses of the directors and officers of the Company are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain directors and officers of the Company hold similar positions with the following Funds that are managed by the Adviser: Davis Intermediate Investment Grade Bond Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively the "Davis Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Drive S.E., Albuquerque NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. Box 128, Glenbrook NV 89413. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund) and Micro Component Technology, Inc.

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LAURENCE W. LEVINE (4/9/31), Walsh & Levine 40 Wall Street, 21st, Floor, New York NY 10005. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Company (investment banker).

MARSHA WILLIAMS (3/28/51), 725 Landwehr Road, Northbrook IL 60062. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Director of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Treasurer, Amoco Corporation.

SHELBY M.C. DAVIS (3/20/37),** 4135 North Steers Head Road, Jackson Hole WY 83001. President of the Company and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Senior Research Adviser, and Founder, Venture Advisers, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* ** 124 East Marcy Street, Santa Fe NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant; former Vice President of convertible security research, PaineWebber, Incorporated.

CHRISTOPHER C. DAVIS (7/13/65),* ** 609 Fifth Avenue, New York NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, LLC; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc.

THOMAS D. TAYS (3/7/57), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc. Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, LLC; former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 111 East Wacker Drive, Suite 2800, Chicago IL 60601-4205. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Member, D'Ancona & Pflaum LLC, the Company's counsel.

ARTHUR DON (9/24/53), 111 East Wacker Drive, Suite 2800, Chicago IL 60601-4205. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Member, D'Ancona & Pflaum LLC, the Company's counsel.

*Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Company, as defined in the Investment Company Act.

**Shelby M.C. Davis is the father of Andrew A. Davis and Christopher C. Davis.

         The Company does not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Company and is reimbursed by the Company for the costs of providing these services.

                       DIRECTORS' COMPENSATION SCHEDULE

         During the fiscal year ended September 30, 1999, the compensation paid to the directors who are not considered to be interested persons of the Company was as follows:

                                                     AGGREGATE COMPANY                        TOTAL
                NAME                                    COMPENSATION                   COMPLEX COMPENSATION*
                ----                                    ------------                   --------------------
Wesley E. Bass                                            $9,160                            $72,500
Marc P. Blum                                               8,690                             69,350
Jerry D. Geist                                             7,800                             64,500
D. James Guzy                                              8,065                             63,650
G. Bernard Hamilton                                        8,500                             74,250
LeRoy E. Hoffberger**                                      8,500                             68,000
Laurence W. Levine                                         8,500                             68,000
Christian R. Sonne                                         8,500                             68,000
Edwin R. Werner***                                         3,825                             29,650
Marsha Williams****                                        4,450                             69,000

*Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser. There are eight registered investment companies in the complex.

**Mr. Hoffberger retired as a Director as of January 1, 2000, but still serves in a non-voting emeritus status.

***Mr. Werner has retired as a Director but still serves in a non-voting emeritus status.

****Ms. Williams was elected as a Director as of January 1, 1999.

                       CERTAIN SHAREHOLDERS OF THE FUND

         As of December 31, 1999, officers and directors owned the following percentages of each Class of shares issued by the Fund:

                                     Class A    Class B     Class C     Class Y
Davis Tax-Free High Income Fund           **         **          **          **

** Indicates that officers and directors owned less than 1% of the outstanding shares of the indicated Class of shares.

         The following table sets forth as of December 31, 1999, the name and holdings of each person known by the Company to be a record owner of more than 5% of the outstanding shares of any Class of either of its Funds. The Fund is not aware of any shareholder that beneficially owns in excess of 25% of the Fund's total outstanding shares.

                                                    PERCENT OF CLASS
NAME AND ADDRESS                                      OUTSTANDING
----------------                                      ------------
DAVIS TAX-FREE HIGH INCOME FUND

Class A shares
--------------
Merrill Lynch Pierce Fenner & Smith                       6.45%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

Class B shares
--------------
Merrill Lynch Pierce Fenner & Smith                      21.93%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

Class C shares
--------------
Merrill Lynch Pierce Fenner & Smith                      41.81%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

Class Y shares
--------------
Merrill Lynch Pierce Fenner & Smith                      29.25%
Mutual Fund Operations
4800 Deerlake Drive East - 2nd Floor
Jacksonville, FL  32246

National Investor Services FBO                           70.03%
511-10935-21
55 Water Street, 32nd Floor
New York, NY  10041-3299


                         INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 2949 East Elvira Road, Suite 101Tucson, Arizona 85706, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is Senior Research Adviser and Founder of the Adviser and the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the investment and business operations of the Fund. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc., ("DSA-NY") a wholly owned subsidiary of the Adviser, performs research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis International Series, Inc. Davis Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis Funds and the Selected Funds.

         ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, the Fund pays the Adviser a fee according to a separate negotiated fee schedule. Advisory fees are allocated among each Class of shares in proportion to each Classes' relative total net assets.

         The Fund pays the Adviser a fee at the annual rate based on average net assets, as follows: 0.65% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. The aggregate advisory fees paid by the Fund to the Adviser during the fiscal years ended September 30, 1999, 1998, and 1997 were $3,107,801, $2,769,520 and $1,065,546, respectively. These fees may be higher than that of most other mutual funds but are not necessarily higher than that paid by mutual funds with similar objectives.

         Stamper Capital & Investments, Inc., 380 Foam Street, Suite 205, Monterey, California 98940, serves as the Fund's Sub-Adviser under a Sub-Advisory Agreement with the Adviser. The Sub-Adviser manages the day to day investment operations of the Fund, subject to the Adviser's overall supervision. All the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.

         The Adviser has also entered into a Sub-Advisory Agreement with it wholly owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY") where DSA-NY performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY' s direct and indirect costs of operation. All of the fees paid to DSA-NY are paid by the

Adviser and not the Fund. This Agreement does not affect the services provided by Stamper Capital & Investments.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the Investment Company Act of 1940, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Company's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares, or the Adviser. The continuance of the Advisory Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

         Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Fund reimburses the Adviser for providing certain services including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. Such reimbursements are detailed below:

                                                            Fiscal year ended September 30
                                                        1999             1998              1997
Davis Tax-Free High Income Fund                         ----             ----              ----
-------------------------------
Accounting and administrative services               $15,996           $15,996          $45,000
Qualifying shares for sale with state agencies       $12,996           $12,996          $12,000
Shareholder services                                 $32,413           $46,432          $12,245

         CODE OF ETHICS. The Adviser and Sub-Adviser have adopted a Code of Ethics, which regulates the personal securities transactions of the Adviser's investment personnel, other employees, and affiliates, with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the fund has a pending buy or sell order, (ii) which the fund is considering buying or selling, or (iii) which the fund purchased or sold within seven calendar days.

                        DISTRIBUTION OF COMPANY SHARES

         DISTRIBUTION PLANS. Class A, Class B, and Class C shares have each adopted Distribution Plans under which the Fund reimburses the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

         CLASS A SHARES. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling the Fund's Class A shares, servicing its shareholders and maintaining its shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

         CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Company with respect to sales by the Distributor to officers, directors, and full-time employees of the Fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

         CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

         CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The

Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors of the Company, who are not interested persons of the Distributor or the Company and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If the Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of September 30, 1999 the cumulative totals of these carryover payments on Class B shares were $6,713,113, representing 2.94% of Class B shares net assets.

         ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Company may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Company must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

       FUND SUPERMARKETS. The Funds participate in various "Fund Supermarkets" in which a broker-dealer offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

       A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

       A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees which the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or
(b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgement of the Adviser).

       If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servings fees, then the Adviser pays the remainder out of its profits.

         KRC INVESTMENT ADVISERS, LLC. KRC Investment Advisers, LLC ("KRC"), a registered investment adviser owned and managed by members of the immediate and extended family of LeRoy E. Hoffberger, a retired Director of the Company, has entered into a service agreement (the "Services Agreement") with the Distributor which provides payments to KRC under the Fund Rule 12b-1 Plan. Under the Services Agreement, KRC will provide shareholder maintenance services to clients, with respect to shares of the Company, and the Distributor will pay KRC a fee at the annual rate of 0.25% of average net assets of the accounts of clients maintained and serviced by KRC. Payments made by the Distributor under the Services Agreement will be reimbursed by the Company under its Rule 12b-1 Plan. Those payments will be made in connection with shareholder maintenance services provided by that investment adviser to its clients who are shareholders of the Company which include, among others, Mr. Hoffberger and members of his immediate and extended family and trusts of which they are beneficiaries or trustees. The cost of these services and advisory services provided by KRC are borne by the clients. Mr. Hoffberger does not have any ownership interest in or otherwise have any control of KRC.

         THE DISTRIBUTOR. Davis Distributors, LLC, ("the Distributor"), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706 is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Fund shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         The Distributor or the Adviser, in its capacity as distributor, received total sales charges (which the Funds do not pay) on the sale of Class A shares:


                                             Fiscal year ended September 30
                                            1999         1998           1997
                                            ----         ----           ----
Davis Tax-Free High Income Fund          $316,814     $4,936,465      $1,397,658
Amount reallowed to dealers              $264,979     $4,191,179      $1,168,660


         The Distributor or the Adviser, in its capacity as distributor, received compensation on redemptions and repurchases of shares:


                                         Fiscal year ended September 30, 1999
Davis Tax-Free High Income Fund
   Class A shares                                    $ 15,704
   Class B shares                                    $730,629
   Class C shares                                    $ 20,824


         The Distributor or the Adviser, in its capacity as distributor, received the following amounts as reimbursements under the Distribution plans.


                                               Fiscal year ended September
                                            1999          1998          1997
                                            ----          ----          ----
Davis Tax-Free High Income Fund
  Class A shares                        $  515,625    $  535,985    $  129,433
  Class B shares                        $2,464,753    $2,077,802    $1,099,299
  Class C shares                        $  425,374    $  222,588    $      992


                       OTHER IMPORTANT SERVICE PROVIDERS

         CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Company's assets. The Custodian maintains all of the instruments representing the Company's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Company assets in payment of the Fund's expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

         AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, Colorado 80202, serves as independent auditors for each of the Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

         COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601-4205, serves as counsel to the Company and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.


Section III: Purchase, Exchange and Redemption of Shares
--------------------------------------------------------

                              PURCHASE OF SHARES

         CLASS A, B, AND C SHARES. You can purchase Class A, Class B, or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

         There are three ways to make an initial investment of Class A, Class B, or Class C shares in the Fund. One way is to fill out the Application Form included in the Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000) should be in U.S. dollars and made payable to THE DAVIS FUNDS. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                          State Street Bank and Trust Company,
                          Boston, MA  02210
                          Attn.: Mutual Fund Services
                          DAVIS TAX-FREE HIGH INCOME FUND;
                          Shareholder Name,
                          Shareholder Account Number,
                          Federal Routing Number 011000028,
                          DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA. 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the applicable Fund. If you know your account number, you should also provide it to State Street.

         CERTIFICATES. The Company does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawals Plan. The Company does not issue certificates for Class Y shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Company by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

         The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered to
(i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges.

         Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Company will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Company will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.

                                                                                               Customary
                                                 Sales Charge           Charge as         Concession to Your
                                                 as Percentage   Approximate Percentage  Dealer as Percentage
Amount of Purchase                             of Offering Price   of Amount Invested      of Offering Price
------------------                             -----------------   ------------------      -----------------
$99,999 or less.....                                 4-3/4%                5.0%                     4%
$100,000 to $249,999                                 3-1/2%                3.6%                     3%
$250,000 to $499,999                                 2-1/2%                2.6%                     2%
$500,000 to $749,999                                     2%                2.0%                 1-3/4%
$750,000 to $999,999                                     1%                1.0%              3/4 of 1%
$1,000,000 or more..                                     0%                0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

                  Purchase Amount                                                  Commission
                  ---------------                                                  ----------
                  First   $3,000,000..............................................  .75%
                  Next    $2,000,000..............................................  .50%
                  Over    $5,000,000..............................................  .25%

         Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Company and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         (1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including
(i) purchases for family members, including spouses and children under 21,
(ii) purchases by trust or other fiduciary accounts, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         (2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         (3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

         (4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy a Fund Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis Tax-Free High Income Fund's Class A shares and $150,000 in the Class A shares of Davis New York Venture Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Company's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis Intermediate Investment Grade Bond Fund and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

         In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         (5) ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. A sales charge is not imposed on these transactions either because of the purchaser deals directly with the Fund (as in employee purchases) or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

         (6) SALES AT NET ASSET VALUE. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers, and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies, and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts, are linked to the master account of such investment advisor or financial planner, on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in Fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Fund impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and, no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed, or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) on redemptions of shares sold to directors, officers, and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser, or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (e) on redemptions pursuant to the right of the Company to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government

Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                               SPECIAL SERVICES

         PROTOTYPE RETIREMENT PLANS. Because Davis Tax-Free High Income Fund's investment objective is to earn current income free from federal income tax, it is not an appropriate investment for retirement accounts and does not offer retirement plan accounts:

         AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase the Fund shares. The account minimum of $1,000 for non-retirement accounts (the Fund does not offer retirement accounts) will be waived, if pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and the 28th. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Automatic Investment Plan.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for the other Fund or Funds prior to investment. Shares will be purchased at the chosen Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form. Class Y shares are not eligible to participate in the Dividend Diversification Program.

         TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Company may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                              EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as long-term investments and is not intended for short-term trades. Shares of a particular class of a Fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer, the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is

(are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Company reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Company also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                             REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Company, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate must be signed by the owner or owners and must be sent to State Street with the request.

         For the protection of all shareholders, the Company also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer, or a commercial bank. A medallion signature guarantee is also required in the event that any modification to the Company's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts, or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Company's Board of Directors is authorized to decide if conditions exist making cash payments undesirable, (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

         EXPEDITED REDEMPTION PRIVILEGE. Investors may instruct State Street to establish banking instructions for the purpose of a future expedited redemption. Class Y shareholders are not eligible for the expedited redemption privilege. Expedited redemption privilege allows the shareholder to instruct State Street to forward redemption proceeds to their checking or savings account at the their commercial banking institution.

         Shareholders may establish expedited redemption privilege by (a) completion of the expedited redemption privilege section at the time the account is established, (b) written instruction signed by all shareholders with their signature medallion-guaranteed, or (c) completion of the Davis Funds Account Service Form by all shareholders with their signature(s) medallion-guaranteed. In each case, the shareholders must submit a copy of a voided check or encoded deposit slip. With the voided check or encoded deposit slip, State Street can verify the correct banking instructions.

         Once the expedited redemption privilege is established, proceeds may be sent via expedited redemption privilege by notifying Davis Distributors by
(a) telephone request from the registered shareholder(s), (b) telephone request from the registered representative of a Qualified Dealer, or (c) written request signed by the registered shareholder.

         Redemption proceeds may be delivered by federal funds wire or by Automated Clearing House (ACH). Proceeds delivered by federal funds wire should be received the business day following the redemption transaction. There is a $5.00 charge by State Street for federal funds wire service and the receiving bank may charge for this service. Proceeds delivered by ACH should be received within two business days following the redemption transaction. State Street does not charge for this service. Certain financial institutions may not accept proceeds by either of these methods except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

              The check can only be issued for up to $25,000;
              The check can only be issued to the registered owner (who must be an individual);
              The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. On shares that are redeemed you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawals Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawals Plan at any time. Class Y shares are not eligible for the Automatic Withdrawals Plan.

         INVOLUNTARY REDEMPTIONS. To relieve the Company of the cost of maintaining uneconomical accounts, the Company may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Company will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Class of a Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.


Section IV:  General Information
--------------------------------

                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street is generally the value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time, and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         The Company does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service.

         Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.


                          DIVIDENDS AND DISTRIBUTIONS

         Income dividends are declared and distributed monthly and distributions of net realized capital gains, if any, will normally be paid annually. To provide stable distributions for its shareholders, the Fund at times may continue to pay distributions based on expectations of future investment results even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders that do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment. Because Class B and Class C shares incur higher distribution services fees and bear certain other expenses, such shares will have a higher expense ratio and will pay correspondingly lower dividends than Class A shares.

         You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

         For the protection of the shareholder, upon receipt of the second dividend check which has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

         Distributions will be classified in terms of non-taxable return of capital, federal tax-exempt income and taxable income. Since some states may not tax their residents on the portion of the Fund's distributions representing income from governmental entities in such states, information about state sources of tax-exempt distributions will also be reported annually.

                             FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state, and local taxes on any investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), and if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Dividends paid to shareholders from interest earned by the Fund from municipal obligations and from exempt interest dividends received by the Fund from investment companies investing in tax-exempt securities are not includible in a shareholder's gross income for federal income tax purposes, although a portion of such dividends may be subject to the alternative minimum tax as discussed below. Distributions of net interest income derived from other sources, if any, and of net short-term capital gains realized by the Fund will be taxable to shareholders as ordinary income. Net long-term capital gain distributions, if any, will be taxable to shareholders as long-term capital gain regardless of how long the shares of the Fund have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares of the Fund.

         Interest paid on "specified private activity bonds" issued after August 7, 1986, as defined in the Code, although exempt from federal income tax, will constitute a tax preference item for purposes of both the individual and the corporate alternative minimum tax. If the Fund were to own any such bonds, it is expected that a portion of the exempt income distributed by the Fund would be treated as a preference item for shareholders based upon the proportionate share of the interest from the specified private activity bonds received by the Fund. In the case of a corporate shareholder, the alternative minimum tax base may also include a portion of all the other tax-exempt income. Corporate shareholders are advised to consult their own tax advisers with respect to the corporate alternative minimum tax.

         A gain or loss for tax purposes may be realized on the redemption of shares. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and during such period the shareholder received any exempt-interest dividends, then such loss is disallowed to the extent of the amount of the exempt-interest dividends. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and during such period the shareholder received any capital gains dividends, then such loss (to the extent it is allowed) is treated as a long-term capital loss to the extent of such capital gain dividends. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared.

         The Fund may not be an appropriate investment vehicle for entities which are "substantial users" (or "related persons" thereto) of facilities financed by "industrial development bonds" as such terms are defined in the Internal Revenue Code. Such entities (or persons) should consult their own tax advisers before investing.

                               PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for the periods indicated below is as follows:

                                                                                Cumulative     Average Annual
Davis Tax-Free High Income Fund                                              Total Return(1)   Total Return(2)
-------------------------------                                              ---------------   ---------------
Class A Shares
   One year ended September 30, 1999..............................................(5.34)%          (5.34)%
   Period from December 1, 1994 through September 30, 1999 (life of class).........24.67%            4.67%

Class B Shares
   One year ended September 30, 1999..............................................(5.16)%          (5.16)%
   Five years ended September 30, 1999.............................................23.52%            4.31%
   Ten years ended September 30, 1999..............................................77.75%            5.92%
   Period from March 21, 1985 through September 30, 1999 (life of class)..........149.85%            6.50%

Class C Shares
   One year ended September 30, 1999..............................................(2.28)%          (2.28)%
   Period from August 18, 1997 through September 30, 1999 (life of class)...........5.12%            2.39%

Class Y Shares
   One year ended September 30, 1999..............................................(0.51)%          (0.51)%
   Period from October 6, 1997 through September 30, 1999 (life of class)...........5.79%            2.88%

(1) "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

(2) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)n = ERV

                  Where:       P =     hypothetical initial payment of $1,000

                               T =     average annual total return

                               n =     number of years

                               ERV =   ending redeemable value at the
                                       end of the period of a
                                       hypothetical $1,000 payment made
                                       at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD

         The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1999, is as follows:

            Class A shares             5.37%
            Class B shares             4.89%
            Class C shares             4.87%
            Class Y shares             5.85%

         "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. 30-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                         -----
                                          cd

Where:            a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period.

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

         Davis Tax-Free High Income Fund's 30-Day SEC Yield will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

         TAX EQUIVALENT YIELD. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal income tax bracket. The Fund's tax equivalent yield is computed separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission, by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal income tax rate, and adding the resulting number to that portion, if any, of the Fund's yield that is not tax exempt.

                        NON-STANDARD DISTRIBUTION RATES

         DISTRIBUTION RATES. Distribution rates are computed by dividing the income dividends for the preceding 12 months by the maximum offering price on the last day of such period. The distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1999, is as follows:

            Class A shares             5.28%
            Class B shares             4.74%
            Class C shares             4.75%
            Class Y shares             5.64%

         ANNUALIZED CURRENT DISTRIBUTION RATES. Annualized current distribution rates are computed by multiplying income dividends for a specified month by twelve and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1999, is as follows:

            Class A shares             5.28%
            Class B shares             4.78%
            Class C shares             4.80%
            Class Y shares             5.74%

         TAX EQUIVALENT DISTRIBUTION RATE. Tax equivalent distribution rate is computed by dividing that portion of the annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal income tax rate of 39.60% and the annualized current distribution rate for the month ended September 30, 1999, the tax equivalent distribution rate with respect to each class of shares of Davis Tax-Free High Income Fund for the period ended September 30, 1999, is as follows:

            Class A shares             8.74%
            Class B shares             7.91%
            Class C shares             7.95%
            Class Y shares             9.50%

OTHER FUND STATISTICS

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

         In advertising and sales literature the Funds may publish various statistics describing its investment portfolio such as the Funds' weighted average maturity, weighted average duration, etc.

         The Funds' 1999 Annual Report contains additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 7 a.m. to 4 p.m. Mountain Time.

                                  APPENDIX A

                      QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from 'A' for the highest quality to 'D' for the lowest. Issues assigned an 'A' rating are regarded as having the greatest capacity for timely payment. Within the 'A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                  APPENDIX B

    TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:
1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                                   FORM N-1A

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.

             POST-EFFECTIVE AMENDMENT NO. 29 UNDER THE SECURITIES
                                  ACT OF 1933
                      REGISTRATION STATEMENT NO. 2-74216

                                      AND

           AMENDMENT NO. 30 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-3270

                                    PART C

                               OTHER INFORMATION
                               -----------------

         Item 23. Exhibits:
                  --------
                            (a)(1) Articles of Incorporation. Articles of Incorporation, incorporated by reference to Exhibit No. 1 of Registrant's Post-Effective Amendment No. 21, File No. 2-74216.

                            (a)(2) Articles supplementary to Articles of Incorporation, incorporated by reference to Exhibit No. 1 (b) of Registrant's Post-Effective Amendment No. 24, File No. 2-74216.

                            (b) By-laws. Amended and Restated Bylaws (as of 10/06/98), incorporated by reference to Exhibit No. 23(b) of Registrant's Post-Effective Amendment No.
                                    27, File No. 2-74216.

                            (c) Instruments Defining Rights of Security Holders. Not applicable.

                           (d)(1) Investment Advisory Contracts. Investment Advisory Agreement, incorporated by reference to Exhibit (5) to Registrant's Post-Effective Amendment No. 21, File No. 2-74216.

                           (d)(2)   Sub-Advisory Agreement between
                                    Selected/Venture Advisers, L.P. and
                                    Stamper Capital & Investments, Inc.,
                                    incorporated by reference to Exhibit
                                    No.(5)(b) of Registrant's Post-Effective
                                    Amendment No. 21, File No. 2-74216.

                           (d)(3) Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc. Incorporated by reference to Exhibit No. (5) (c) of Registrants Post Effective Amendment No. 23 File No. 2-74216.

                           (e)(1) Underwriting Contracts. Distributor's Agreement, incorporated by reference to Exhibit (6) to Registrant's Post-Effective Amendment No. 21, File No. 2-74216.

                           (e)(2)   Transfer and Assumption Agreement,
                                    incorporated by reference to Exhibit
                                    (6)(b) to Registrant's Post Effective
                                    Amendment No. 24, File No. 2-74216.

                           (f)      Bonus or Profit Sharing Contracts. Not
                                    applicable.

                           (g)(1) Custodian Agreements Custodian Contract incorporated by reference to Exhibit No.
                                    (8) of Registrant's Pre-Effective
                                    Amendment No. 1, File No. 2-74216.


                           (h)(1)   Other Material Contracts. Agreement
                                    Regarding Joint Insured Bond, effective
                                    February 1, 1995, incorporated by
                                    reference to Exhibit No. (9) of
                                    Registrant's Post-Effective Amendment No.
                                    22, File No. 2-74216.

                           (i)* Legal Opinion. Opinion and Consent of Counsel, (D'Ancona & Pflaum).

                           (j)(1)*  Other Opinions. Consent of Current
                                    Auditors. KPMG, LLP

                           (k) Omitted Financial Statements, incorporated from the Annual Report.

                           (l)      Initial Capital Agreements. Not Applicable

                           (m)(1) Rule 12b-1 Plan. Distribution Plan for Class A shares, as amended, incorporated by reference to Exhibit (15)(a) to Registrant's Post Effective Amendment No. 24, File No. 2-74216.

                           (m)(2) Distribution Plan for Class B shares, incorporated by reference to Exhibit 15
                                    (b) to Registrant's Post-Effective
                                    Amendment No. 21, File No. 2-74216.

                           (m)(3) Distribution Plan for Class C shares, incorporated by reference to Exhibit 15
                                    (c) to Registrant's Post-Effective
                                    Amendment No. 24, File No. 2-74216.

                           (n)      Financial Data Schedule.  Not applicable

                           (o) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit 18 to Registrant's Post Effective Amendment No. 24, File No. 2-74216.

                           (p) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis Tax-Free High Income Fund, appointing Sheldon Stein and Arthur Don as attorneys-in-fact, incorporated by reference to Exhibit (p) to Registrant's Post Effective Amendment No. 26, File No. 2-74216.

                           *        Filed Herein

Item 24.          Persons Controlled by or Under Common Control With Registrant
                  -------------------------------------------------------------

                  Not applicable

Item 25.          Indemnification
                  ---------------

         Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual
(1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

         In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Davis Selected Advisers, L.P. ("DSA ") and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Davis Distributors, L.L.C., a wholly-owned subsidiary of DSA, is a registered broker-dealer. Davis Selected Advisers - NY, Inc., another wholly-owned subsidiary, provides investment management services to various registered and unregistered investment companies, pension plans, institutions and individuals.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

SHELBY M.C. DAVIS, 4135 North Steers Head Road, Jackson Hole, WY 83001. Director, Senior Research Adviser and Founder, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS, 124 East Marcy Street, Santa Fe, NM 87501. Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant.

CHRISTOPHER C. DAVIS, 609 Fifth Ave, New York, NY 10017. Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

GARY TYC, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary of Venture Advisers, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Selected Advisers - NY, Inc.; Vice President, Treasurer, & Assistant Secretary of Davis Distributors, L.L.C. Former Vice President of Oppenheimer Management Corporation.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.

Item 27.     Principal Underwriter
             ---------------------

         (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is the principal underwriter for the Registrant and also acts as principal underwriter for Davis New York Venture Fund, Inc., Davis Intermediate Investment Grade Bond Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

         (b) Management of the Principal Underwriters:


NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT
----------------                     -----------                              ---------------
Kenneth C. Eich                      President                                Vice President
2949 East Elvira Road, Suite 101,
Tucson, Arizona 85706

Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road, Suite 101,    Assistant Secretary
Tucson, Arizona 85706.

Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road, Suite 101,
Tucson, Arizona 85706.

(c)      Not applicable.


Item 28. Location of Accounts and Records
         --------------------------------

         Accounts and records are maintained at the offices of Davis Selected Advisers-NY, Inc., 124 East Marcy Street, Santa Fe, New Mexico 87501, after June 1, 2000 they will be maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 29. Management Services
         -------------------

         Not applicable


Item 30. Undertakings
         ------------

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 18th day of January, 2000.

                                     DAVIS TAX-FREE HIGH INCOME FUND, INC.


                                            *By: /s/ Sheldon Stein
                                                 -------------------------
                                                 Sheldon Stein
                                                 Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

              Signature                            Title                               Date
              ---------                            -----                               ----
     Shelby M.C. Davis*                 President, Chief Executive Officer      January 18, 2000
     ------------------
     Shelby M.C. Davis

     Sharra L. Reed*                    Principal Financial Officer
     ---------------                    and Treasurer                           January 18, 2000
     Sharra L. Reed

                                             *By: /s/ Sheldon Stein
                                                  ------------------------
                                                  Sheldon Stein
                                                  Attorney-in-Fact

*Sheldon Stein signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (p) to Registrant's Post-Effective Amendment number 26 to Registrant's Registration Statement.

                                             /s/ Sheldon Stein
                                             -----------------------------
                                             Sheldon Stein
                                             Attorney-in-Fact

                     DAVIS TAX-FREE HIGH INCOME FUND, INC.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on January 18, 2000 by the following persons in the capacities indicated.

           Signature                                                                         Title
           ---------                                                                         -----
Wesley E. Bass. Jr.*                                                                       Director
------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                                                           Director
------------------------
Jeremy H. Biggs

Marc P. Blum*                                                                              Director
------------------------
Marc P. Blum

Andrew A. Davis*                                                                           Director
------------------------
Andrew A. Davis

Christopher C. Davis*                                                                      Director
------------------------
Christopher C. Davis

Jerry D. Geist*                                                                            Director
------------------------
Jerry D. Geist

D. James Guzy*                                                                             Director
------------------------
D. James Guzy

G. Bernard Hamilton*                                                                       Director
------------------------
G. Bernard Hamilton

LeRoy E. Hoffberger*                                                                       Director
------------------------
LeRoy E. Hoffberger

Laurence W. Levine*                                                                        Director
------------------------
Laurence W. Levine

Christian R. Sonne*                                                                        Director
------------------------
Christian R. Sonne

*Sheldon Stein signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (p) to Registrant's Post-Effective Amendment No 26 to Registrant's Registration Statement.

                                               /s/Sheldon Stein
                                               -------------------------
                                               Sheldon Stein
                                               Attorney-in-Fact